EXHIBIT 10.31










                         PERFORMANCE FOOD GROUP COMPANY
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2002


                                TABLE OF CONTENTS


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ARTICLE I
         DEFINITIONS
         1.1      Account.......................................................................4
         1.2      Adjustment Date...............................................................4
         1.3      Administrator.................................................................4
         1.4      Adopting Company..............................................................4
         1.5      Basic Contributions...........................................................4
         1.6      Beneficiary...................................................................4
         1.7      Board.........................................................................4
         1.8      Code..........................................................................4
         1.9      Committee.....................................................................4
         1.10     Company.......................................................................4
         1.11     Company Stock.................................................................4
         1.12     Compensation..................................................................5
         1.13     Disability Retirement Date....................................................6
         1.14     Effective Date................................................................6
         1.15     Employee......................................................................6
         1.16     Employer......................................................................6
         1.17     Employment Commencement Date..................................................6
         1.18     ERISA.........................................................................6
         1.19     ESOP Contributions............................................................6
         1.20     Fiduciary.....................................................................6
         1.21     5% Owner......................................................................7
         1.22     Forfeiture....................................................................7
         1.23     Highly Compensated Employees..................................................7
         1.24     Hour of Service...............................................................7
         1.25     Inactive Participant..........................................................9
         1.26     Ineligible Employee...........................................................9
         1.27     Investment Manager............................................................9
         1.28     Key Employee..................................................................9
         1.29     Matching Contributions.......................................................10
         1.30     Normal Retirement Date.......................................................10
         1.31     Participant..................................................................10
         1.32     Period of Severance..........................................................10
         1.33     Permanent Disability.........................................................10
         1.34     Plan.........................................................................10
         1.35     Plan Year....................................................................10
         1.36     Prior Plans..................................................................10
         1.37     Reemployment Commencement Date...............................................11
         1.38     Related Company..............................................................11
         1.39     Salary Reduction Contributions...............................................11
         1.40     Section 415 Compensation.....................................................11

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         1.41     Service......................................................................12
         1.42     Severance from Service Date..................................................14
         1.43     Suspense Account.............................................................15
         1.44     Top Heavy....................................................................15
         1.45     Trust, Trust Fund or Fund....................................................16
         1.46     Trustee......................................................................16
         1.47     Gender and Number............................................................16

ARTICLE II
         PARTICIPATION
         2.1      Eligibility Requirements.....................................................17
         2.2      Reemployment.................................................................20
         2.3      Loss of Eligibility with Continued Employment................................20

ARTICLE III
         CONTRIBUTIONS
         3.1      ESOP Contributions...........................................................21
         3.2      Savings Plan Contributions...................................................21
                  (a)      Basic Contributions.................................................21
                  (b)      Salary Reduction Contributions......................................22
                  (c)      Matching Contributions..............................................23
                  (d)      Voluntary Employee Contributions....................................23
         3.3      Limitation on Contributions..................................................23
         3.4      No Right or Duty of Inquiry..................................................23
         3.5      Non-Reversion................................................................23
         3.6      Time and Manner of Payment of Contributions..................................24
         3.7      Catch-up Contributions.......................................................24

ARTICLE IV
         ACCOUNTS AND ALLOCATIONS
         4.1      Accounts.....................................................................25
         4.2      Allocation of Contributions and Forfeitures..................................26
                  (a)      Savings Plan Contributions..........................................26
                  (b)      ESOP Contributions..................................................27
                  (c)      Forfeitures.........................................................28
         4.3      Ineligibility to Receive Allocations of Company Stock........................28
         4.4      Allocation of Earnings.......................................................28
         4.5      Segregated Accounts..........................................................29
         4.6      Annual Additions.............................................................29
         4.7      Anti-Discrimination Test for Salary Reduction Contributions..................31
         4.8      Anti-Discrimination Test for Matching Contributions..........................32
         4.9      Distribution of Excess Contributions.........................................33
         4.10     Correction of Error..........................................................34
         4.11     Trust as Single Fund.........................................................34

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ARTICLE V
         VESTING
         5.1      Vesting......................................................................35
         5.2      Service Rules................................................................36
         5.3      Vested Benefits and Forfeitures..............................................36

ARTICLE VI
         BENEFITS
         6.1      Normal Retirement............................................................39
         6.2      Disability Retirement........................................................39
         6.3      Termination of Employment....................................................39
         6.4      Death Benefits...............................................................39
         6.5      Designation of Beneficiary...................................................39
         6.6      Commencement of Distribution.................................................40
         6.7      Form of Benefit..............................................................41
         6.8      Location of Former Participants..............................................42
         6.9      Benefits to Minors and Incompetents..........................................43
         6.10     Withdrawals..................................................................43
         6.11     Loans........................................................................45
                  (a)      Approval of Loan....................................................45
                  (b)      Amount of Loan......................................................45
                  (c)      Nondiscrimination...................................................46
                  (d)      Security............................................................46
                  (e)      Interest Rate.......................................................46
                  (f)      Repayment...........................................................46
                  (g)      Distributions.......................................................46
                  (h)      Loan as a Separate Investment of the Participant's Account..........46
                  (i)      Default.............................................................46
                  (j)      Expenses............................................................46
                  (k)      Level Amortization..................................................47
         6.12     Installment Payment and Annuity Options......................................47

ARTICLE VII
         DISTRIBUTION IN COMPANY STOCK
         7.1      Legends......................................................................48
         7.2      Basis of Company Stock.......................................................48

ARTICLE VIII
         ADMINISTRATION BY THE COMMITTEE
         8.1      Appointment of the Committee.................................................49
         8.2      Powers of the Committee......................................................49
         8.3      Operation....................................................................50
         8.4      Meetings and Quorum..........................................................50
         8.5      Compensation.................................................................51
         8.6      Payment of Expenses..........................................................51
         8.7      Qualified Domestic Relations Orders..........................................51
         8.8      Rollovers and Trustee-to-Trustee Transfers to and from the Plan..............52

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ARTICLE IX
         DUTIES AND POWERS OF THE TRUSTEE
         9.1      General......................................................................54
         9.2      Trust Agreement..............................................................54
         9.3      Limitation of Liability......................................................54
         9.4      Power of Trustee to Carry Out the Plan.......................................54
         9.5      Life Insurance...............................................................54
         9.6      Directed Investments.........................................................56
                  (a)      General Rules.......................................................56
                  (b)      Election of Participants............................................56
                  (c)      Investment Funds....................................................56
                  (d)      Accounts Not Directed...............................................57
                  (e)      Department of Labor Regulations.....................................57
         9.7      Investment Diversification of ESOP Accounts..................................57

ARTICLE X
         AMENDMENT AND TERMINATION
         10.1     Amendment....................................................................59
         10.2     Termination..................................................................59
         10.3     Merger.......................................................................59

ARTICLE XI
         CLAIMS PROCEDURE
         11.1     Right to File Claim..........................................................60
         11.2     Denial of Claim..............................................................60
         11.3     Claims Review Procedure......................................................60

ARTICLE XII
         ADOPTION OF PLAN BY RELATED COMPANIES AND TRANSFERRED ASSETS
         12.1     Adoption of the Plan.........................................................62
         12.2     Withdrawal...................................................................62
         12.3     Sale of Employer's Assets....................................................62

ARTICLE XIII
         MISCELLANEOUS
         13.1     Indemnification..............................................................63
         13.2     Exclusive Benefit Rule.......................................................63
         13.3     No Right to the Fund.........................................................63
         13.4     Rights of Employer...........................................................63
         13.5     Non-Alienation of Benefits...................................................63
         13.6     Construction and Severability................................................63
         13.7     Delegation of Authority......................................................64
         13.8     Request for Tax Ruling.......................................................64
         13.9     Qualified Military Service...................................................64

                         PERFORMANCE FOOD GROUP COMPANY
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


                                   BACKGROUND


         Pocahontas Foods, USA, Inc., a wholly-owned subsidiary of Pocahontas Food Group, Inc. (formerly Pocahontas Food Companies of America, Inc.), established the Pocahontas Foods, USA, Inc. Profit Sharing Retirement Plan (the "Pocahontas Plan") effective as of August 1, 1987. The Pocahontas Plan was originally designed to be a qualified profit sharing plan under Section 401(a) of the Code and included a qualified cash or deferred arrangement ("CODA") under
Section 401(k) of the Code.

         Effective as of June 1, 1988, the Pocahontas Plan was amended and restated to permit the plan to borrow funds for the purpose of acquiring qualified employer securities and to satisfy the requirements necessary for the plan to qualify as an employee stock ownership plan under Sections 409 and 4975(e)(7) of the Code. As amended and restated, the Pocahontas Plan retained and continued the CODA portion of the Plan, and was designated the Pocahontas Food Group, Inc. Employee Savings and Stock Ownership Plan (as amended and restated in 1988, the "1988 Plan").

         On June 2, 1988, Caro Produce & Institutional Foods, Inc., a wholly owned subsidiary of Pocahontas Food Group, Inc., (and its wholly owned subsidiaries) adopted the 1988 Plan and on July 1, 1988 the assets of the Caro Produce & Institutional Foods, Inc. Retirement Plan (the "Caro Produce Plan") were transferred to the 1988 Plan.

         On July 5, 1988, Kenneth O. Lester Co., Inc. became a subsidiary of Pocahontas Food Group, Inc., adopted the 1988 Plan on July 5, 1988 and on July 6, 1988 the assets of the Kenneth O. Lester Co., Inc. Profit Sharing Plan (the "Lester Company Plan") were transferred to the 1988 Plan.

         Each participant in the Caro Produce Plan, the Lester Company Plan and the 1988 Plan is entitled to a benefit under the 1988 Plan immediately after the transfer of assets from the Caro Produce Plan and the Lester Company Plan into the 1988 Plan, equal to or greater than his account balance determined under the Caro Produce Plan, the Lester Company Plan, or the 1988 Plan, as the case may be, immediately before the transfer.

          The 1988 Plan has been amended by various amendments, including an amendment in 1993 to change the name of the Plan to the Performance Food Group Company Employee Savings and Stock Ownership Plan, in order to reflect the change in the name of the Company from Pocahontas Food Group, Inc. to Performance Food Group Company.

         On December 31, 1994, effective January 1, 1989, the 1988 Plan was amended and restated in its entirety in order to bring the Plan into compliance with the Tax Reform Act of 1986 and subsequent legislation (as amended and restated in 1994, the "1994 Plan").



                                       1


         On January 3, 1995, Milton's Food Service, Inc. became a subsidiary of the Company and adopted the 1994 Plan effective February 1, 1995. Effective January 1, 1996, the Milton's Institutional Foods, Inc. Profit Sharing Plan (the "Milton's Plan") was merged into the 1994 Plan.

         On October 31, 1997, AFI Food Service Distributors, Inc. became a wholly owned subsidiary of the Company and adopted the 1994 Plan effective October 31, 1997. Effective August 4, 1999, the AFI Food Service Distributors, Inc. Profit Sharing and Savings Plan (the "AFI Plan") was merged into the 1994 Plan.

         On February 28, 1999, NCF Acquisition, Inc., a wholly owned subsidiary of the Company, merged into NorthCenter Foodservice Corporation, which adopted the 1994 Plan effective March 21, 1999. Effective as of such date, the NorthCenter Foodservice Corporation Profit Sharing Plan (the "NorthCenter Plan") was merged into the 1994 Plan.

         Each participant in the Milton's Plan, the NorthCenter Plan, the AFI Plan and the 1994 Plan is entitled to a benefit under the 1994 Plan immediately after the transfer of assets from the Milton's Plan, the NorthCenter Plan, and the AFI Plan into the 1994 Plan, equal to or greater than his account balance determined under the Milton's Plan, the NorthCenter Plan, the AFI Plan, or the 1994 Plan, as the case may be, immediately before the transfer.

         The 1994 Plan has been amended by various amendments, including amendments to increase the percentage of Compensation that a Participant may defer under the Plan to 15 percent, to increase the Employer Matching Contribution, to modify the participant loan provisions, to provide for daily valuation of certain Accounts, and to eliminate the minimum participation age.

         Effective January 1, 2000, the 1994 Plan was amended and restated in its entirety in order to bring the Plan into compliance with the Taxpayer Relief Act of 1997, the Small Business Job Protection Act of 1996, the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 and various regulatory and other statutory provisions now effective (as amended and restated in 2000, the "2000 Plan"). The Plan was also amended to increase the Employer Matching Contribution and to reduce the eligibility service requirement.

         In October 2000, the Company decided to eliminate the installment payment option available to Participants under the Plan and the annuity options available to certain Participants who were formerly participants in the Lester Company Plan, the Caro Produce Plan and the Milton's Plan in accordance with
Section 1.411(d)-4(e) of the Treasury Regulations. Notice was provided Participants effective February 1, 2001, as required by such regulations.

         The 2000 Plan is hereby amended and restated in its entirety in order to bring the Plan into compliance with the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000, and certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (including the provision of the Act that permits deductible dividends on Company stock to be reinvested in such stock), to eliminate the installment payment and annuity options formerly available under the Plan, to change to the "elapsed time" method for computing service for purposes of the Plan, to eliminate the cash-out


                                       2


limit "lookback rule" in accordance with Sections 1.411(a)-11(c)(3) and 1.417(e)-1(b)(2)(i) of the Treasury Regulations, to make the Employer Matching Contribution a discretionary contribution, to permit in-service withdrawals from the Plan of all or part of a Participant's Rollover Account upon attaining age 59-1/2 or in the event such Participant incurs a financial hardship, to permit a Participant to direct the investment of his ESOP Contributions Account and Prior Plan ESOP Contributions Account from Company Stock to the investment funds authorized by the Committee, to permit a Participant to elect not to have Salary Reduction Contributions made from bonuses, and to permit a Participant to designate that Salary Reduction Contributions be made as a flat dollar amount rather than as a whole percentage of Compensation. It is intended that the amended and restated Plan (hereafter, the "Plan") shall continue to be a qualified plan under Code Section 401(a) and to qualify as a qualified employee stock ownership plan under Code Sections 409 and 4975(e)(7) that includes a qualified CODA as described in Code Section 401(k).

         In addition to providing retirement benefits for employees of the Employer (which includes the Company and each Related Company that adopts the Plan) and their Beneficiaries, a primary purpose of the Plan is to enable employees to share in the growth and prosperity of the Company and to accumulate capital for their future economic security by acquiring a proprietary interest in the Company. In furtherance of that goal, the Plan is designed to invest its assets primarily in Company Stock.

         Except as otherwise provided herein, the Effective Date of the Plan, as amended and restated, shall be January 1, 2002.




                                       3



                                    ARTICLE I
                                   DEFINITIONS


         Where indicated by initial capital letters, the following terms shall have the following meanings, unless the context clearly indicates otherwise:

         1.1 ACCOUNT. An account (or accounts) maintained for the benefit of a Participant pursuant to Section 4.1.

         1.2 ADJUSTMENT DATE. The last day of each calendar quarter. The Committee may establish more frequent Adjustment Dates in such circumstances and for such purposes as the Committee deems it appropriate, including the adoption of a daily valuation system for amounts held in Basic Contributions Accounts, Salary Reduction Contributions Accounts, Matching Contributions Accounts, Prior Plan Employee Contributions Accounts, Prior Plan Employer Contributions Accounts and Rollover Accounts.

         1.3 ADMINISTRATOR. The Committee.

         1.4 ADOPTING COMPANY. The Company and any Related Company that adopts the Plan as provided in Article XII.

         1.5 BASIC CONTRIBUTIONS. The Employer's contributions made pursuant to
Section 3.2(a).

         1.6 BENEFICIARY. Any person or entity who is to receive any benefits payable from the Plan on account of the death of a Participant in accordance with the provisions of Section 6.4 and Section 6.5 of the Plan.

         1.7 BOARD. Except where the context clearly indicates otherwise, the duly constituted Board of Directors of the Company.

         1.8 CODE. The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular Section of the Code shall be deemed to include a reference to any regulations issued under the Section and to the corresponding section of any subsequently enacted federal revenue law.

         1.9 COMMITTEE. The committee established pursuant to Article VIII of the Plan to be responsible for the general administration and interpretation of the Plan and supervision of the Trust Fund in accordance with the provisions of
Article VIII.

         1.10 COMPANY. Performance Food Group Company (formerly known as Pocahontas Food Group, Inc.) and any successor (by merger, consolidation or otherwise).

         1.11 COMPANY STOCK. Common stock issued by the Company (or by a Related Company) that is readily tradeable on an established securities market or, if no such readily tradeable common stock exists, common stock issued by the Company (or a Related Company) that has a combination of voting power and dividend rights equal to or in excess of:


                                       4


                  (a) that class of common stock of the Company (or Related Company) having the greatest voting power, and

                  (b) that class of common stock of the Company (or Related Company) having the greatest dividend rights.

Non-callable preferred stock shall be treated as Company Stock if (i) such stock is convertible at any time into stock which meets the requirements of the preceding sentence and (ii) such conversion is at a conversion price that, as of the date of the acquisition of such preferred stock by the Plan, is reasonable. For purposes of the next preceding sentence, callable preferred stock shall be treated as non-callable if, after the call, there will be a reasonable opportunity for a conversion that satisfies the requirements of the last preceding sentence. Company Stock shall meet the requirements of a "qualifying employer security" under ERISA Section 407(d)(5) and "employer securities" under Code Section 409(l).

         1.12 COMPENSATION.

                  (a) The earnings paid to an Employee by the Employer during a Plan Year for personal services, prior to withholding as reported on Form W-2, including bonuses, overtime pay, and commissions, but excluding contributions or benefits under this Plan or any other plan of deferred compensation maintained by the Employer and excluding special allowances (such as amounts paid to an Employee during an authorized leave of absence, moving expenses, car expenses, tuition reimbursement, meal allowances, the cost of excess group life insurance income includible in taxable income, and similar items). Compensation shall include all Salary Reduction Contributions by a Participant pursuant to Section 4.2(a) and any salary reduction contributions to a cafeteria plan under Code Section 125. Effective January 1, 2001, Compensation shall also include any elective amounts that are not includible in the gross income of the Participant under Code Section 132(f)(4).

                  (b) For purposes of the nondiscrimination tests of Sections
         4.7 and 4.8, "Compensation" means Compensation for services performed for the Company that is currently includible in gross income, increased by the Employee's Salary Reduction Contributions, elective contributions under a cafeteria plan and elective contributions under other arrangements permitted to be included under Code Section 414(s). Effective January 1, 2001, "Compensation" for purposes of these nondiscrimination tests shall be increased by any elective amounts that are not includible in gross income under Code Section 132(f)(4).

                  (c) For convenience of administration, Compensation may be rounded to the nearest $100.

                  (d) Notwithstanding Section 1.12(a) and (b), Compensation taken into account under the Plan shall be limited as follows:

                           (i) The amount of an Employee's annual Compensation
                  that may be taken into account under the Plan shall not exceed $200,000 (for 2002, to be adjusted for future years pursuant to Code Sections 401(a)(17)(B) and 415(d)).



                                       5


                           (ii) If a Plan Year (or any other period, not
                  exceeding 12 months, over which Compensation is determined under the Plan) consists of fewer than 12 months, the relevant statutory Compensation limit (as described in (i) above) in effect for such Plan Year (or other determination period) shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year (or other determination period), and the denominator of which is 12.

         1.13 DISABILITY RETIREMENT DATE. The date upon which the Committee determines that a Participant has incurred a Permanent Disability.

         1.14 EFFECTIVE DATE. For the amended and restated Plan, January 1, 2002, except as otherwise provided herein. The original effective date of the salary reduction portion of the Plan, as part of the Pocahontas Plan (as defined in Section 1.36), was August 1, 1987, and the original effective date of the employee stock ownership portion of the Plan, as part of the 1988 Prior Plan (as defined in Section 1.36), was June 1, 1988. The original effective date of the Pocahontas Plan was August 1, 1987; the original effective date of the Caro Produce Plan (as defined in Section 1.36) was January 1, 1973; the original effective date of the Lester Company Plan (as defined in Section 1.36) was September 1, 1981; the original effective date of the Milton's Plan (as defined in Section 1.36) was May 1, 1987; the original effective date of the NorthCenter Plan (as defined in Section 1.36) was December 28, 1972; and the original effective date of the AFI Plan (as defined in Section 1.36) was January 1, 1980.

         1.15 EMPLOYEE. Any person employed by the Employer, other than a person classified in the records of the Employer as an independent contractor (regardless of whether he is later determined by the Internal Revenue Service or a federal or state court to be a common law employee) or a leased employee.

         1.16 EMPLOYER. The Company and each other Adopting Company.

         1.17 EMPLOYMENT COMMENCEMENT DATE. The date on which an Employee first completes an Hour of Service.

         1.18 ERISA. The Employee Retirement Income Security Act of 1974, as amended. A reference to a particular Section of ERISA shall be deemed to include a reference to any regulations issued under the Section.

         1.19 ESOP CONTRIBUTIONS. The Employer's contributions made pursuant to
Section 3.1.

         1.20 FIDUCIARY. Any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan. The Committee and the Trustee each shall be a named Fiduciary for purposes of the Plan and ERISA.


                                       6


         1.21 5% OWNER. If the Employer is a corporation, any person who owns (or is considered to own within the meaning of Code Section 318) more than 5% of the outstanding stock of the corporation or stock possessing more than 5% of the total combined voting power of all stock of the corporation. If the Employer is not a corporation, a 5% Owner is any person who owns more than 5% of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Section 414 shall be treated as separate employers.

         1.22 FORFEITURE. That portion of a Participant's Account that is not vested (as provided in Section 5.1). A Forfeiture occurs upon the earlier of:

                  (a) the distribution of the entire vested portion of the Participant's Account in a "cash-out" distribution described in Section 5.3(c), or

                  (b) the last day of the Plan Year in which the Participant incurs a five-year Period of Severance.

For purposes of subparagraph (a), in the case of a Participant who has terminated employment other than by reason of death, Permanent Disability, or retirement on or after the Participant's Normal Retirement Date, and whose vested Account balance is zero, such terminated Participant shall be deemed to have received a cash-out distribution of the Participant's vested Account balance upon his termination of employment. Restoration of forfeited amounts shall occur pursuant to Section 5.3(c). The term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of the Plan.

         1.23 HIGHLY COMPENSATED EMPLOYEES. Any Employee or former Employee who:

                  (a) was a 5% Owner (as defined in Section 1.21) at any time during the Plan Year or the preceding Plan Year; or

                  (b) received 415 Compensation from the Employer in excess of $80,000 (to be adjusted for future years pursuant to Code Sections 414(q) and 415(d)) for the preceding Plan Year.


         A former Employee shall be treated as a Highly Compensated Employee if:

                  (a) such Employee was a Highly Compensated Employee at the time such Employee terminated employment; or

                  (b) such Employee was a Highly Compensated Employee at any time after attaining age 55.

         1.24 HOUR OF SERVICE.

                  (a) Each hour:

                           (i) For which the Employee is directly or indirectly
                  paid, or entitled to payment, by the Employer or a Related Company for the performance of duties.



                                       7


                  These hours shall be credited to the Employee for the computation period in which the duties are performed;

                           (ii) For which the Employee is paid or entitled to
                  payment by the Employer or a Related Company for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, up to a maximum of 501 hours during a single continuous period). These hours shall be credited to the Employee for the computation period in which the duties would have been performed;

                           (iii) For which back pay, irrespective of mitigation
                  of damages, has been either awarded or agreed to by the Employer or a Related Company. These hours shall be credited to the Employee for the computation period to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under subparagraph (i),
                  (ii) or (iv), as the case may be, and under this subparagraph
                  (iii); and

                           (iv) For purposes of determining whether an Employee
                  has a one-year Period of Severance, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of (A) the pregnancy of the Employee, (B) the birth of a child of the Employee, (C) the placement of a child with the Employee in connection with the Employee's adoption of the child, (D) the Employee's caring for a child described in clause (B) or (C) immediately after the birth or placement of the child, or (E) an authorized leave of absence under the Family and Medical Leave Act of 1993. These hours shall be credited to the Employee for the computation period in which the absence begins only if the Employee would otherwise incur a one-year Period of Severance in that computation period. In all other cases, these hours shall be credited to the next following computation period.

Notwithstanding the above, an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; nor are Hours of Service required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  (b) If a leased employee later becomes an Employee, Hours of Service with the Employer and Related Companies as a leased employee shall be credited for such leased employee if he or she is required to be treated as an employee for purposes of the Plan under Code Section 414(n) (including any Hours of Service during a period for which such leased employee would have been treated as an employee but for the requirement that he or she perform services on a substantially full-time basis for at least a year).


                                       8


                  (c) Hours of Service under this Section 1.24 shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated in the Plan by this reference.

         1.25 INACTIVE PARTICIPANT. An Employee or former Employee who was a Participant in this Plan and has vested benefits under the Plan that have not been paid in full but who, either pursuant to Section 2.3 or because he has terminated employment with the Employer, as the case may be, is no longer entitled to accrue benefits under the Plan.

         1.26 INELIGIBLE EMPLOYEE. An Employee whose terms and conditions of employment (including retirement benefits) are the subject of good faith bargaining between the Employer and employee representatives, unless the Employer and employee representatives have negotiated for coverage of the Employee hereunder and agreed to such coverage in writing.

         1.27 INVESTMENT MANAGER. A person other than the Trustee, the Company, or the Committee:

                  (a) who (i) is registered as an investment advisor under the Investment Advisors Act of 1940, (ii) is registered as an investment advisor under the laws of a state which meets the requirements of ERISA
         Section 3(38)(B), (iii) is a bank as defined in that Act, or (iv) is an insurance company qualified to perform services relating to the management, acquisition or disposition of assets of a plan under the laws of more than one state; and

                  (b) who has acknowledged in writing that it is a fiduciary with respect to the Plan.

         1.28 KEY EMPLOYEE.

                  (a) An Employee or former Employee, or a Beneficiary thereof, who, at any time during the Plan Year is or was:

                           (i) An officer of the Employer or a Related Company
                  whose annual Section 415 Compensation from the Employer and Related Companies exceeds $130,000 (as adjusted pursuant to Code Section 416(i)(1)) for such Plan Year;

                           (ii) A 5% Owner (as defined in Section 1.21) of the
                  Employer that employs (or employed) the Employee (or former Employee); or

                           (iii) A 1% owner (defined as any person who would be
                  a 5% Owner under subparagraph (c) above if "1%" were substituted for "5%" each place it appears in Section 1.21) whose annual Section 415 Compensation from the Employer and Related Companies exceeds $150,000.

"Key Employee" shall also include the Beneficiary of a deceased Key Employee, as described above.



                                       9


                  (b) For purposes of this Section 1.28, Section 415 Compensation shall have the meaning provided in Section 1.40.

                  (c) The determination of Key Employee status shall be made in accordance with Code Section 416(i), and the number of persons who are considered Key Employees shall be limited as provided under that Section.

                  (d) A "non-Key Employee" is any Employee who is not a Key Employee.

         1.29 MATCHING CONTRIBUTIONS. The Employer's contributions made pursuant to Section 3.2(c).

         1.30 NORMAL RETIREMENT DATE. The date that a Participant attains age
65.

         1.31 PARTICIPANT. An Employee who meets the requirements of Article II of the Plan.

         1.32 PERIOD OF SEVERANCE. The period of time commencing on the Employee's Severance from Service Date and ending on his Reemployment Commencement Date, except that, for an Employee or former Employee absent for a maternity or paternity leave, as defined in the Hour of Service definition at
Section 1.24, a Period of Severance shall commence on the second anniversary of the date such absence begins.

         1.33 PERMANENT DISABILITY. Any medically determinable physical or mental infirmity of a Participant which may be expected to result in death, or to be of long continued and indefinite duration, and which renders him incapable to perform the customary duties of his employment with the Employer. The Committee shall determine whether a Participant has incurred a Permanent Disability on the basis of a medical report of a physician acceptable to the Committee.

         1.34 PLAN. The Performance Food Group Company Employee Savings and Stock Ownership Plan (formerly known as the Pocahontas Food Group, Inc. Employee Savings and Stock Ownership Plan), as set forth herein and as amended from time to time.

         1.35 PLAN YEAR. The 12 consecutive month period beginning on January 1 and ending on December 31.

         1.36 PRIOR PLANS. The Performance Food Group Company Employee Savings and Stock Ownership Plan (formerly known as the Pocahontas Food Group, Inc. Employee Savings and Stock Ownership Plan), as in effect immediately prior to the Effective Date of this Plan (the "1988 Prior Plan"); the Pocahontas Foods, USA, Inc. Profit Sharing Retirement Plan, as in effect immediately prior to June 1, 1988 (the "Pocahontas Plan"); the Caro Produce & Institutional Foods, Inc. Retirement Plan, as in effect immediately before June 2, 1988 (the "Caro Produce Plan"); the Kenneth O. Lester Company, Inc. Profit Sharing Plan, as in effect immediately before July 6, 1988 (the "Lester Company Plan"); the Hale Brothers, Inc. Profit Sharing Plan (the "Hale Brothers Plan"); the Milton's Institutional Foods, Inc. Profit Sharing Plan as in effect immediately before February 1, 1995 (the "Milton's Plan"); the NorthCenter Foodservice Corporation Profit Sharing Plan as in effect immediately before March 21, 1999 (the




                                       10


"NorthCenter Plan"); and the AFI Food Service Distributors, Inc. Profit Sharing and Savings Plan as in effect immediately before August 4, 1999 (the "AFI Plan").

         1.37 REEMPLOYMENT COMMENCEMENT DATE. The date on which an Employee completes an Hour of Service following a termination or Period of Severance.

         1.38 RELATED COMPANY. Any corporation or business organization that is under common control with the Company (as determined under Code Section 414(b) or 414(c)), any organization that is a member of an affiliated service group that includes the Company (as determined under Code Section 414(m)), and any other entity required to be aggregated with the Company pursuant to Treasury Regulations under Code Section 414(o). For the purpose of applying the limitations set forth in Section 4.6, Code Sections 414(b), 414(c) and 414(m) shall be applied as modified by Code Section 415(h).

         1.39 SALARY REDUCTION CONTRIBUTIONS. The Employer's contributions made in accordance with a Participant's salary reduction agreement made pursuant to
Section 3.2(b).

         1.40 SECTION 415 COMPENSATION.

                  (a) An Employee's total annual compensation from the Employer and Related Companies, as defined in the Treasury Regulations issued under Code Section 415. Under this definition, "Section 415 Compensation" includes an Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer and Related Companies (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursement or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Treasury Regulations). "Section 415 Compensation" does not include items such as:

                           (i) Contributions made by the Employer or a Related
                  Company to a plan of deferred compensation to the extent that, before application of the Section 415 limitations to that plan, the contributions are not includible in the Employee's gross income for the taxable year in which they are contributed;

                           (ii) Any distributions from a plan of deferred
                  compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed; provided, however, that any amounts received by an Employee pursuant to an unfunded nonqualified plan shall be included in Section 415 Compensation in the year such amounts are includible in the gross income of the Employee.

                           (iii) Amounts realized from the exercise of a
                  non-qualified stock option or from restricted property;

                           (iv) Amounts realized from the sale, exchange or
                  other disposition of stock acquired under a statutory stock option; or



                                       11


                           (v) Other amounts that receive special tax benefits,
                  such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

                  (b) The amount of an Employee's annual Section 415 Compensation that may be taken into account under the Plan shall not exceed $200,000 (for 2002, to be adjusted for future years pursuant to Code Sections 401(a)(17)(B) and 415(d)). In applying these limitations, the short Plan Year rules described in Section 1.13(d)(ii) shall apply.
         Section 415 Compensation shall include Salary Reduction Contributions by a Participant pursuant to Section 4.2(a), any salary reduction contributions to a cafeteria plan under Code Section 125, and any elective amounts that are not includible in the gross income of the Participant under Code Section 132(f)(4).

         1.41 SERVICE. Effective January 1, 2002, for a Participant who completes an Hour of Service on or after such date, the period of service from the Employee's Date of Employment or Date of Reemployment until his Severance from Service Date, subject to the following qualifications:

                  (a) All periods of Service shall be aggregated on the basis that 12 months of Service shall equal one year of Service, and 30 days of Service shall equal a month of Service in the aggregation of fractional months. Separate periods of Service shall be aggregated on the same basis.

                  (b) Except as provided in subsection (c) below, if an Employee terminates employment because of voluntary termination, discharge or retirement and then performs an Hour of Service within twelve months from his Severance from Service Date, the period from such termination of employment until the performance of an Hour of Service will be counted as Service.

                  (c) If an Employee terminates employment because of voluntary termination, discharge or retirement during an absence from Service of 12 months or less for any reason other than termination, retirement or death and then performs an Hour of Service within 12 months of the original date on which the Employee was first absent from Service, the period from the original date from which the Employee was first absent from Service until the performance of an Hour of Service will be counted as Service.

                  (d) Service with the Employer shall include Service recognized under any Prior Plan.

                  (e) Effective as of December 28, 1991, Service shall include service credited to an Employee under the terms of the Taylor & Sledd, Incorporated Profit Sharing Retirement Plan, the Treasure Isle, Inc. Employees' Thrift and Savings Plan, and any of the Prior Plans.

                  (f) Effective as of December 22, 1992, Service shall include service with Loubat-L. Frank, Inc. d/b/a American Beauty for employees of Loubat-L. Frank, Inc. on December 21, 1992, who became Employees of Performance Food Group Company effective December 22, 1992, subject to the service rules of Section 5.2.



                                       12


                  (g) Effective as of May 24, 1993, Service shall include service with Summit Distributors, Inc. for employees of Summit Distributors, Inc. on May 24, 1993, who became Employees of Performance Food Group Company effective May 24, 1993, subject to the service rules of Section 5.2.

                  (h) Effective as of June 15, 1995, Service shall include service with the Cannon Foodservice Division of Asheville Packing Company ("Cannon's") for employees of Cannon's on June 15, 1995, who became employees of Milton's Foodservice, Inc. effective June 15, 1995, subject to the service rules of Section 5.2.

                  (i) Effective as of January 1, 1997, Service shall include credited service with McLane Foodservice-Temple, Inc. and McLane Company, Inc. for employees of such companies who became employees of Performance Food Group of Texas, L.P. effective on the effective date of the acquisition of the McLane food service business pursuant to an asset purchase agreement with the Company dated October, 1996, subject to the service rules of Section 5.2.

                  (j) Effective as of July 1, 1997, Service shall include credited service with Central Florida Finer Foods, Inc. for employees of such company who became employees of Performance Food Group Company on June 30, 1997, subject to the service rules of Section 5.2.

                  (k) Effective as of July 1, 1997, Service shall include credited service with W. J. Powell Company, Inc. for employees who were employed with W. J. Powell Company, Inc. on June 30, 1997, subject to the service rules of Section 5.2.

                  (l) Effective as of July 1, 1997, Service shall include credited service with Tenneva Foodservice, Inc. for employees of such company who became employees of Hale Brothers/Summit, Inc. on May 18, 1997, subject to the service rules of Section 5.2.

                  (m) Effective as of October 31, 1997, Service shall include credited service with AFI Food Service Distributors, Inc. for employees of AFI Food Service Distributors, Inc. on October 31, 1997, subject to the service rules of Section 5.2.

                  (n) Effective as of July 1, 1998, Service shall include credited service with Affiliated Paper Companies, Inc. (prior to its sale of certain assets of such company to a Related Company) for employees of such company who became employees of Affiliated Paper Companies, Inc. (formerly, APC Acquisition, Inc.) on July 1, 1998, subject to the service rules of Section 5.2.

                  (o) Effective as of July 27, 1998, Service shall include credited service with Taylor & Sledd, Inc. (prior to its sale of certain assets of such company to a Related Company) for employees of such company who became employees of T & S Acquisition, Inc. (whose name was changed to Virginia Foodservice Group, Inc.) on July 27, 1998, subject to the service rules of Section 5.2.

                  (p) Effective as of March 21, 1999, Service shall include credited service with NorthCenter Foodservice Corporation for employees of such company on the date of the





                                       13


         merger of NCF Acquisition, Inc. into NorthCenter Foodservice Corporation, subject to the service rules of Section 5.2.

                  (q) Effective as of August 28, 1999, Service shall include credited service with Dixon Tom-A-Toe Companies, Inc. for employees of such company on the date of the merger of Dixon Tom-A-Toe Companies, Inc. into Performance Acquisition, Inc., subject to the service rules of Section 5.2.

                  (r) Effective as of December 13, 1999, Service shall include credited service with RAGONE, L.L.C. and DNGONE, L.L.C. for employees of such companies who became employees of Virginia Foodservice Group, Inc. on December 13, 1999, subject to the service rules of Section 5.2.

                  (s) Effective as of August 4, 2000, Service shall include credited service with Carroll County Foods, Inc. for employees of Carroll County Foods, Inc. on August 4, 2000, subject to the service rules of Section 5.2.

                  (t) Effective as of December 13, 2000, Service shall include credited service with Redi-Cut Foods, Inc., Kansas City Salad Holdings, Inc. and Kansas City Salad, L.L.C. for employees of Redi-Cut Foods, Inc., Kansas City Salad Holdings, Inc. or Kansas City Salad, L.L.C. on December 13, 2000, subject to the service rules of Section 5.2.

                  (u) Effective as of April 2, 2001, Service shall include credited service with Empire Seafood, Inc. for employees of Empire Seafood, Inc. on April 2, 2001, subject to the service rules of Section 5.2.

                  (v) Effective as of August 31, 2001, Service shall include credited service with Springfield Foodservice Corporation for employees of Springfield Foodservice Corporation on August 31, 2001, subject to the service rules of Section 5.2.

                  (w) Effective as of January 1, 2002, Service shall include credited service with Fresh Express, Inc., Fresh International Corporation, Fresh Cuts, Inc., Bruce Church, LLC, Transfresh Corporation, Fresh Express Chicago, Inc. and Fresh Express Mid-Atlantic, Inc. (the "Fresh Companies") for employees of the Fresh Companies on October 16, 2001, subject to the service rules of Section 5.2.

                  (x) Service shall include service with an Adopting Company to the extent determined by the Adopting Company and the Company pursuant to Section 12.1 to include such service as Service under this Plan.

                  (y) Service credited to an Employee prior to January 1, 2002 shall be determined in accordance with the hours of service computation method used under the previous Plan document, effective January 1, 2000.

         1.42 SEVERANCE FROM SERVICE DATE. The earlier of the date on which an Employee quits, is discharged, retires or dies, or the first anniversary of the first date of a period in which




                                       14


an Employee remains absent from Service with the Employer or Related Employer maintaining the Plan for any reason other than a quit, discharge, retirement or death.

         For purposes of determining Service, the Severance from Service Date for an Employee or former Employee who is absent from work for maternity or paternity leave shall be the second anniversary of the date such absence begins. For purposes of this Section, an absence from work for maternity or paternity leave means an absence (a) by reason of the pregnancy of the Employee or former Employee, (b) by reason of the birth of a child of the Employee or former Employee, (c) by reason of the placement of a child with the Employee or former Employee in connection with the adoption of such child by such Employee or former Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. Notwithstanding the above, no credit shall be given for Service pursuant to this paragraph unless the Employee or former Employee furnishes sufficient information to the Committee to establish that the absence is due to maternity or paternity leave, as well as the number of days of such absence.

         1.43 SUSPENSE ACCOUNT. The account, as described in Section 4.1(b), established to hold Company Stock that has been pledged as security for a loan that satisfies the requirements of Code Section 4975(d)(3) and ERISA Section 408(b)(3) and Regulations promulgated thereunder (an "exempt loan").

         1.44 TOP HEAVY. One or more plans that are qualified under Code Section 401(a) and under which the sum of the present value of the accrued benefits of Key Employees under defined benefit plans and the account balances of Key Employees under defined contribution plans exceeds 60% of the sum of the present value of accrued benefits and account balances of all employees, former employees and beneficiaries in such plans, subject to the following:

                  (a) The determination of whether this Plan is Top Heavy for a Plan Year shall be made as of the last day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year (the "determination date"), based upon values as of that date, and shall be made in accordance with Code Section 416(g).

                  (b) If the Employer and Related Companies maintain more than one plan qualified under Code Section 401, then (i) each such plan in which a Key Employee is a participant and (ii) each such plan that must be taken into account in order for a plan described in clause (i) to meet the requirements of Code Section 401(a)(4) or 410 shall be aggregated with this Plan (collectively, the "required aggregation group") to determine whether the plans, as a group, are Top Heavy. For the purpose of making such determination, the Employer and Related Companies may, in their discretion, aggregate any other qualified plan with this Plan to the extent that such aggregation is permitted by Code
         Section 416(g) (such additional plans, together with the required aggregation group, the "permissive aggregation group").

                  (c) For purposes of making a Top Heavy determination under this Section 1.43, the following rules shall apply in determining the benefits in a defined benefit plan and the account balances in a defined contribution plan:



                                       15


                           (i) there shall be included the present value of
                  distributions from such plans made during the one-year period ending on the determination date and in-service distributions from such plans made during the five-year period ending on the determination date, including distributions under a terminated plan which, if it had not been terminated, would have been required to be included in the required aggregation group;

                           (ii) except to the extent provided in Treasury
                  Regulations of the Secretary of the Treasury, any rollover contributions (or similar transfers) made to the plan shall not be taken into account;

                           (iii) the accrued benefits and account balances of
                  the following persons shall not be taken into account:

                                    (A) any individual who is a non-Key Employee
                           for the Plan Year but was a Key Employee for any prior Plan Year; or

                                    (B) any individual who has not performed
                           services for the Employer or a Related Company maintaining the plan at any time during the five-year period ending on the determination date; and

                           (iv) the accrued benefit of a non-Key Employee shall
                  be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer and Related Companies or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

         1.45 TRUST, TRUST FUND OR FUND. The trust implementing the Plan and the Plan assets held in the trust.

         1.46 TRUSTEE. The individual or individuals or the corporate entity (and any successor thereto) that is appointed by the Company and that agrees to administer the Trust.

         1.47 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine terminology shall also include the feminine and neuter, and the definition of any term in the singular may also include the plural.



                                       16


                                   ARTICLE II
                                  PARTICIPATION

         2.1 ELIGIBILITY REQUIREMENTS.

                  (a) Each Employee who was participating in the Plan on January 1, 2002 and who is not an Ineligible Employee shall continue to be a Participant in this Plan.

                  (b) Each other Employee who is not already a Participant pursuant to subparagraph (a) and who is not an Ineligible Employee will become a Participant on the first January 1, April 1, July 1 or October 1 next following the date the Employee has completed at least 60 days of Service.

                  (c) Notwithstanding subparagraphs (a) and (b), employees of B&R Foods, Inc., on December 27, 1991, who became employees of Pocahontas Foods USA, Inc. effective December 28, 1991, and who are Employees and are not Ineligible Employees, shall be eligible to participate in this Plan effective December 28, 1991.

                  (d) Notwithstanding subparagraphs (a) and (b), employees of Loubat-L. Frank, Inc. d/b/a American Beauty on December 21, 1992, who became employees of Performance Food Group Company effective December 22, 1992, and who are Employees and are not Ineligible Employees, shall be eligible to participate in this Plan effective December 22, 1992.

                  (e) Notwithstanding subparagraphs (a) and (b), employees of Summit Distributors, Inc. on May 24, 1993, who became employees of Performance Food Group Company effective May 24, 1993, and who are Employees and are not Ineligible Employees, shall be eligible to participate in this Plan effective May 24, 1993.

                  (f) Notwithstanding subparagraphs (a) and (b), individuals who, as of January 3, 1995, were employees of Milton's Institutional Foods, Inc., a wholly-owned subsidiary of the Company, and who, on February 1, 1995, have satisfied the age and service eligibility requirements of subparagraph (b) as in effect on that date, are Employees and are not Ineligible Employees shall become Participants in this Plan effective February 1, 1995.

                  (g) Notwithstanding subparagraphs (a) and (b), employees of McLane Foodservice-Temple, Inc. or McLane Company, Inc. on December 27, 1996, who became Employees of Performance Food Group of Texas, L.P. on the effective date of the acquisition of the McLane food service business pursuant to an asset purchase agreement with the Company dated October, 1996 who have satisfied the service eligibility requirement of subparagraph (b), and are Employees and are not Ineligible Employees shall become Participants in the Plan effective January 1, 1997.

                  (h) Notwithstanding subparagraphs (a) and (b), employees of Central Florida Finer Foods, Inc. who became Employees of the B&R Foods Division of Performance Food Group Company on June 30, 1997, have satisfied the service eligibility requirement




                                       17


         of subparagraph (b) on July 1, 1997, and are Employees and are not Ineligible Employees shall become Participants in the Plan effective July 1, 1997.

                  (i) Notwithstanding subparagraphs (a) and (b), individuals who, as of June 30, 1997, were employees of W. J. Powell Company, Inc. a wholly-owned subsidiary of the Company, and who, on July 1, 1997, have satisfied the age and service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective July 1, 1997.

                  (j) Notwithstanding subparagraphs (a) and (b), employees of Tenneva Foodservice, Inc. who became Employees of Hale Brothers/Summit, Inc. on May 18, 1997, have satisfied the service eligibility requirement of subparagraph (b) on July 1, 1997, and are Employees and are not Ineligible Employees shall become Participants in the Plan effective July 1, 1997.

                  (k) Notwithstanding subparagraphs (a) and (b), individuals who, as of October 31, 1997, were employees of AFI Food Service Distributors, Inc., a wholly-owned subsidiary of the Company, and who, on October 31, 1997, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective October 31, 1997.

                  (l) Notwithstanding subparagraphs (a) and (b), individuals who, as of July 1, 1998, were employees of Affiliated Paper Companies, Inc. (formerly APC Acquisition, Inc.), a wholly-owned subsidiary of the Company, and who, on July 1, 1998, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective July 1, 1998.

                  (m) Notwithstanding subparagraphs (a) and (b), individuals who, as of July 27, 1998, were employees of T&S Acquisition, Inc. (whose name was changed to Virginia Foodservice Group, Inc.), a wholly-owned subsidiary of the Company, and who, on July 27, 1998, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective July 27, 1998.

                  (n) Notwithstanding subparagraphs (a) and (b), individuals who, as of the date of the merger of NCF Acquisition, Inc. into NorthCenter Foodservice Corporation were employees of NorthCenter Foodservice Corporation, and who, as of March 21, 1999, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective as of March 21, 1999 or as soon thereafter as is administratively practicable.

                  (o) Notwithstanding subparagraphs (a) and (b), individuals who, as of the date of the merger of Dixon Tom-A-Toe Companies, Inc. into Performance Acquisition, Inc., were employees of Performance Acquisition, Inc., and who, as of August 28, 1999, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective as of August 28, 1999 or as soon thereafter as is administratively practicable.



                                       18


                  (p) Notwithstanding subparagraphs (a) and (b), employees of RAGONE, L.L.C. and DNGONE, L.L.C. who became employees of Virginia Foodservice Group, Inc. on December 13, 1999, and who as of December 13, 1999, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective as of December 13, 1999 or as soon thereafter as is administratively practicable.

                  (q) Notwithstanding subparagraphs (a) and (b), individuals who, as of August 4, 2000, were employees of Carroll County Foods, Inc., a wholly-owned subsidiary of the Company, and who, on August 4, 2000, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective August 4, 2000.

                  (r) Notwithstanding subparagraphs (a) and (b), individuals who, as of December 13, 2000, were employees of Redi-Cut Foods, Inc., Kansas City Salad Holdings, Inc. or Kansas City Salad, L.L.C. and who, on December 13, 2000, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan as of December 13, 2000.

                  (s) Notwithstanding subparagraphs (a) and (b), individuals who, as of April 2, 2001, were employees of Empire Seafood, Inc. and who, on April 2, 2001, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan as of April 2, 2001.

                  (t) Notwithstanding subparagraphs (a) and (b), individuals who, as of August 31, 2001, were employees of Springfield Foodservice Corporation and who on October 1, 2001 satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective October 1, 2001.

                  (u) Notwithstanding subparagraphs (a) and (b), individuals who as of October 16, 2001, were employees of Fresh Express, Inc., Fresh International Corporation, Fresh Cuts, Inc., Bruce Church, LLC, Transfresh Corporation, Fresh Express Chicago, Inc. and Fresh Express Mid-Atlantic, Inc. and who on January 1, 2002 satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan effective January 1, 2002.

                  (v) An Employee who becomes a Participant shall remain a Participant until such Participant retires, dies, or otherwise terminates employment with the Employer, at which time he shall become an Inactive Participant until he no longer maintains a vested Account balance in the Plan. Any Inactive Participant hereunder may again become a Participant upon reemployment with the Employer and satisfaction of the relevant requirements of Section 2.2.



                                       19


         2.2 REEMPLOYMENT.

                  (a) If a Participant terminates employment with the Employer after he has a vested interest in any part of his Account and then is reemployed by the Employer, the Participant will requalify as a Participant as of his Reemployment Commencement Date.

                  (b) If a Participant (i) terminates employment with the Employer before he has a vested interest in any part of his Account,
         (ii) has a Period of Severance that equals or exceeds the greater of five years or his Service before his termination of employment, and
         (iii) is then reemployed by the Employer, the Participant must again satisfy the requirements of Section 2.1 in order to qualify as a Participant. However, if such Participant's Period of Severance is less than that specified in (ii) above, the Participant will requalify as a Participant as of his Reemployment Commencement Date.

                  (c) If an Employee who is not an Ineligible Employee (i) terminates employment with the Employer before such Employee has satisfied the requirements of Section 2.1, and (ii) is then reemployed by the Employer, such Employee will qualify as a Participant as of the first January 1, April 1, July 1 or October 1 coinciding with or next following the date on which he has met such requirements, if he is then an Employee.

         2.3 LOSS OF ELIGIBILITY WITH CONTINUED EMPLOYMENT. If a Participant who is continuing in the employ of the Employer becomes an Ineligible Employee, such Participant shall be considered an Inactive Participant, and his Account shall continue to be held for his benefit and shall be adjusted and credited with earnings and losses pursuant to Section 4.4. If such Inactive Participant ceases to be an Ineligible Employee and again becomes an Employee, he shall be immediately eligible to participate in the Plan, and, for purposes of vesting, his Service shall include his Service as an Inactive Participant, to the extent otherwise so creditable under the Plan.







                                       20


                                  ARTICLE III
                                 CONTRIBUTIONS

         3.1 ESOP CONTRIBUTIONS.

                  (a) For each Plan Year, the Employer may contribute to the Plan an amount which the Board of Directors of the Company deems appropriate ("discretionary ESOP Contribution").

                  (b) In addition to any discretionary ESOP Contribution under subparagraph (a), if the Plan has incurred an exempt loan secured by Company Stock held in the Trust Fund, for each Plan Year, the Employer shall make a contribution of not less than the amount of the current installments of principal and interest that are due on such loan during such Plan Year (a "mandatory ESOP Contribution"). The obligation to make a mandatory ESOP Contribution, as well as the obligation to make any discretionary ESOP Contribution that the Board decides to make pursuant to subparagraph (a), shall be allocated as follows:


                  For each Plan Year, the Board shall allocate to each Adopting Company a share of the contribution equal to the proportion that the total Compensation for the relevant Plan Year of the Participants employed by the Adopting Company bears to the total Compensation for such Plan Year of all Participants in the Plan for the Plan Year; provided, however, that if, pursuant to Section 4.3 of the Plan, a Participant is ineligible to share in allocations of ESOP Contributions, such Participant's Compensation shall be excluded from both the numerator and denominator of the fraction.

                  (c) The Employer's ESOP Contributions may be made in cash or in Company Stock; provided, however, that the Employer shall contribute annually an amount of cash that is at least equal to the mandatory ESOP Contribution described in subparagraph (b) above. The ESOP Contributions of the Employer for any Plan Year may be made in one or more payments at any time during the Plan Year, provided that the total amount of ESOP Contributions for any Plan Year shall be paid to the Trustee no later than the date on which the Employer's federal income tax return is required to be filed, including any extensions for filing that may be obtained.

                  (d) The Employer's cash ESOP Contribution, earnings on that contribution, and earnings attributable to Company Stock held in the Trust Fund that is used as collateral for an exempt loan shall be used to pay the current installments of principal and interest on such loan. To the extent that such cash contribution exceeds the amount necessary to pay the current installments of principal and interest on such loan, the contribution shall be allocated to Participants' Accounts as described in Section 4.2(b).

         3.2 SAVINGS PLAN CONTRIBUTIONS.

                  (A) BASIC CONTRIBUTIONS. For each Plan Year, an Employer may make a Basic Contribution on behalf of each Participant employed by that Employer. The





                                       21


         amount of the Basic Contribution to be made by an Employer shall be determined by the Board of Directors of the Employer. Basic Contributions will be allocated in accordance with Section 4.2(a).

                  (B) SALARY REDUCTION CONTRIBUTIONS.

                           (i) A Participant may elect to have Salary Reduction
                  Contributions made on his behalf by entering into a salary reduction agreement with the Employer that employs the Participant, which agreement shall be in the form prescribed by the Committee. Under the agreement, such Employer will agree to reduce the Participant's Compensation during the portion of the Plan Year following the election by a designated whole percentage of Compensation or flat dollar amount and to contribute that designated percentage or amount to the Plan for the benefit of the Participant. The designated whole percentage may be from 1% to 50%, and the flat dollar amount may be any amount up to 50%, of the Compensation that is otherwise payable to the Participant during the Plan Year, provided that:

                                    (A) At any time during the Plan Year, the
                           Committee may limit the percentage of Compensation that may be contributed for the benefit of Highly Compensated Employees,

                                    (B) The maximum amount of Salary Reduction
                           Contributions that may be made on behalf of any Participant during a calendar year, together with elective deferrals under any other qualified plan maintained by the Employer or a Related Company, may not exceed $11,000 (for 2002, to be adjusted for future years pursuant to Code Section 402(g)(1) and
                           (g)(4)), and

                                    (C) Effective July 1, 2002, a Participant
                           may elect that Salary Reduction Contributions not be made from any bonuses paid to him by the Employer.

                           (ii) The Committee shall prescribe time periods
                  within which salary reduction elections must be made by a Participant and shall also prescribe the manner for entering into salary reduction agreements pursuant to such Participant elections. A Participant may change his election to increase, decrease or stop Salary Reduction Contributions for subsequent payroll periods by filing a new election with the Committee within the time prescribed by the Committee; provided, however, that (A) any such election other than an election to stop Salary Reduction Contributions shall be effective for the first payroll period that begins after the January 1, April 1, July 1 or October 1 next following the time such election is filed and (B) any election to stop Salary Reduction Contributions shall be effective for the first payroll period that begins after the time such election is filed and shall be subject to the provisions of subparagraph (iii) below. All





                                       22


                  elections made by a Participant shall continue in force until they are changed or until the Participant ceases to be a Participant.

                           (iii) If a Participant's Salary Reduction
                  Contributions are stopped pursuant to the election of the Participant in accordance with subparagraph (ii), the Participant may elect to have such contributions made for subsequent payroll periods by filing a new election with the Committee within the time and in the manner prescribed by the Committee; provided, however, that any such election shall be effective for the first payroll period that begins after the January 1, April 1, July 1 or October 1 next following the time the election to resume is filed.

                  (C) MATCHING CONTRIBUTIONS. The Employer may, in its discretion, contribute to the Matching Contribution Account of each Participant eligible for an allocation of such contributions pursuant to Section 4.2(a)(ii) an amount related to the Participant's Salary Reduction Contributions for the Plan Year. The matching formula and the maximum limit on the amount of Salary Reduction Contributions that are matched under the formula shall be determined each Plan Year in the discretion of the Employer. The Employer may, in its discretion, make separate Matching Contributions to the Plan for each Adopting Company or division thereof and shall not be required to make separate Matching Contributions to the Plan for a particular Adopting Company or division for any particular Plan Year.

                  (D) VOLUNTARY EMPLOYEE CONTRIBUTIONS. Employees of Caro Produce & Institutional Foods, Inc. who were eligible to participate in the 1988 Prior Plan could elect to make voluntary non-deductible employee contributions to such Prior Plan on or before October 31, 1988, after which no such contributions were permitted. Any such contributions previously made by any such Participant have been allocated to the Participant's Prior Plan Employee Contributions Account.

         3.3 LIMITATION ON CONTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary, the Employer's aggregate contributions hereunder shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Sections 404(a)(3) and (9); provided, however, that, to the extent necessary to provide any statutorily required Top Heavy minimum allocations, the Employer shall make a contribution to the Plan even if it causes the Employer's aggregate contributions to the Plan to exceed the amount deductible under Code Sections 404(a)(3) and (9).

         3.4 NO RIGHT OR DUTY OF INQUIRY. Neither the Trustee, the Committee, nor any Participant or Beneficiary shall have any right or duty to inquire into the amount of an Employer's annual contribution to the Plan or the method used in determining the amount of such contribution. The Trustee shall be accountable only for funds actually received by the Trustee.

         3.5 NON-REVERSION. It shall be impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries; provided, however, that:



                                       23


                  (a) If a contribution is made by the Employer under a mistake of fact, this Section shall not prohibit the return of the contribution to the Employer within one year after the payment of such contribution;

                  (b) If a contribution is conditioned on qualification of the Plan under Code Section 401 (as provided under Section 13.8 of the
         Plan), and the Plan does not initially so qualify, this Section shall not prohibit the return of the contribution to the Employer within one year after the date of denial of initial qualification of the Plan, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe; or

                  (c) If a contribution is conditioned upon the deductibility of the contribution (as provided under Section 13.8 of the Plan), then, to the extent the deduction is disallowed, this Section shall not prohibit the return of the contribution (to the extent disallowed) to the Employer within one year after the disallowance of the deduction.

         3.6 TIME AND MANNER OF PAYMENT OF CONTRIBUTIONS.

                  (a) Salary Reduction Contributions shall be paid by each Employer to the Trustee on a monthly basis; provided that, unless Treasury Regulations otherwise permit, all Salary Reduction Contributions for a Plan Year must be paid to the Trustee not later than 30 days after the close of the Plan Year with respect to which such contributions are made.

                  (b) Basic Contributions, Matching Contributions and ESOP Contributions for any Plan Year shall be made in one or more payments at any time; provided that the total amount of such contributions shall be paid to the Trustee not later than the date on which the Employer's federal income tax return is required to be filed, including any extensions for filing obtained. Such contributions may be made in cash or in Company Stock or in any combination of the two.

         3.7 CATCH-UP CONTRIBUTIONS. A Participant who has attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code
Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416, as applicable, by reason of the making of such catch-up contributions.






                                       24


                                   ARTICLE IV
                            ACCOUNTS AND ALLOCATIONS

         4.1 ACCOUNTS.

                  (a) As appropriate, the following Accounts shall be maintained for each Participant:

                           (i) An ESOP Contributions Account, to which shall be
                  credited ESOP Contributions made pursuant to Section 3.1 and earnings thereon, to be invested in Company Stock.

                           (ii) A Basic Contributions Account, to which shall be
                  credited Basic Contributions made pursuant to Section 3.2(a) and earnings thereon.

                           (iii) A Salary Reduction Contributions Account, to
                  which shall be credited Salary Reduction Contributions made pursuant to Section 3.2(b) and earnings thereon.

                           (iv) A Matching Contributions Account, to which shall
                  be credited Matching Contributions made pursuant to Section 3.2(c) and earnings thereon.

                           (v) A Prior Plan ESOP Contributions Account, to which
                  shall be credited employer contributions (other than salary reduction contributions) and matching contributions made to a Prior Plan (other than the 1988 Prior Plan or the Pocahontas
                  Plan) and transferred to this Plan to be invested in Company Stock, and earnings thereon. Funds transferred from the Caro Produce Plan and from the Lester Company Plan will be accounted for separately.

                           (vi) A Prior Plan Employee Contributions Account, to
                  which shall be credited employee contributions and salary reduction contributions made to a Prior Plan (other than the 1988 Prior Plan or the Pocahontas Plan) and any earnings thereon. Salary reduction contributions, deductible employee contributions and non-deductible employee contributions made to a Prior Plan (other than the 1988 Prior Plan or the Pocahontas Plan) will be accounted for separately. Funds transferred from the Caro Produce Plan and from the Lester Company Plan, and funds attributable to employee after-tax contributions transferred from the NorthCenter Plan, will be accounted for separately.

                           (vii) A Prior Plan Employer Contributions Account, to
                  which shall be credited employer contributions (other than salary reduction contributions) and matching contributions made to a Prior Plan (other than the 1988 Prior Plan or the Pocahontas Plan) and transferred to this Plan (other than contributions credited to a Prior Plan ESOP Contributions Account, as provided in subparagraph (v) above), and any earnings thereon. Funds transferred from the Caro Produce Plan, from the Lester Company Plan, from the Milton's Plan, and from the NorthCenter Plan will be accounted for separately.



                                       25


                           (viii) A Rollover Account, to which shall be credited
                  transfers of assets made pursuant to Section 8.8 and any earnings thereon.

                  (b) If Company Stock has been pledged as collateral for an exempt loan, the encumbered Company Stock will be held in a separate account (the "Suspense Account") pending repayment of the loan. As the loan is repaid, the Company Stock that was originally pledged as collateral for the portion of the loan that is repaid shall be released from encumbrance. The number of shares of Company Stock released from encumbrance for each Plan Year during the duration of the loan shall equal the number of encumbered shares of Company Stock held by the Plan immediately before the release, multiplied by the following fraction (which shall not exceed one):

                           (i) The numerator is the amount of principal and
                  interest paid on the loan for the Plan Year, and

                           (ii) The denominator is the sum of the numerator plus
                  the principal and interest to be paid on the loan for all future Plan Years (determined without taking into account any possible extension or renewal periods).


         The amount of Company Stock released from encumbrance for each Plan Year shall be allocated to Participants' Accounts in the manner described in Section 4.2.

                  (c) As set forth in Section 4.1(a) above, separate segregated accounts (a Prior Plan Employer Contributions Account and a Prior Plan Employee Contributions Account) shall be maintained for each Participant who is credited with Prior Plan contributions made on behalf of Participants whose Prior Plan accounts (or a portion thereof) are not to be invested in Company Stock, and a separate segregated account (Prior Plan ESOP Contributions Account) shall be maintained for each Participant who is credited with Prior Plan contributions made on behalf of Participants whose Prior Plan accounts (or a portion thereof) are to be invested in Company Stock. For purposes of this subparagraph
         (c), "Prior Plan" shall not include the 1988 Prior Plan or the Pocahontas Plan.

         4.2 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES.

                  (A) SAVINGS PLAN CONTRIBUTIONS.

                           (i) As of each Adjustment Date, the Committee shall
                  allocate to the Salary Reduction Contributions Account of each Participant the Salary Reduction Contributions made for the benefit of the Participant since the last Adjustment Date. The Committee may designate additional dates for the allocation of Salary Reduction Contributions to Participants' Accounts.

                           (ii) As of the last day of each Plan Year, the
                  Committee shall allocate to the Matching Contributions Account of each Plan Year Participant (as defined in Section 3.2(c)(ii)) the Matching Contributions made on behalf of such Participant for the Plan Year.



                                       26


                           (iii) As of the last day of each Plan Year, the
                  Committee shall allocate Basic Contributions (if any) to the Basic Contributions Account of each Participant who has completed a one-year period of Service during the Plan Year and is employed on the last Adjustment Date of the Plan Year. The allocation of Basic Contributions will be made in the proportion that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

                  (B) ESOP CONTRIBUTIONS. As of the last Adjustment Date of each Plan Year, the Committee shall allocate discretionary ESOP Contributions (including all shares and fractional shares of Company Stock contributed by the Employer in kind or purchased by the Trust Fund with cash contributed by the Employer, and cash contributions by the Employer), as well as Company Stock released from encumbrance pursuant to Section 4.1(b) (collectively, "Allocable ESOP Contributions") to each Participant's ESOP Contributions Account, as follows:

                           (i) For each Plan Year in which the Plan is Top
                  Heavy, the allocation shall be made as follows:

                                    (A) Unless this minimum allocation is
                           provided to the Participants under another defined contribution plan maintained by the Employer, the Committee shall first allocate Allocable ESOP Contributions among the ESOP Contributions Accounts of Participants who are Employees on the last Adjustment Date of the Plan Year, whether or not they completed a one-year period of Service during the Plan Year, up to an amount equal to 3% of each such Participant's Section 415 Compensation. The allocation shall be made in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

                                    (B) The remainder, if any, of Allocable ESOP
                           Contributions shall be allocated to the Accounts of those Participants who completed a one-year period of Service during the Plan Year and who are Employees on the last Adjustment Date of the Plan Year. The allocation shall be made in the proportion that each such Participant's Compensation for the Plan Year bears to all such Participants' Compensation for the Plan Year.

                           (ii) For each Plan Year in which the Plan is not Top
                  Heavy, such allocation shall be made to the ESOP Contributions Account of each Participant who has completed a one-year period of Service during the Plan Year and is employed by the Employer on the last Adjustment Date of the Plan Year. Notwithstanding the preceding sentence, an allocation shall be made to a Participant who was employed by the Employer as of an Adjustment Date during the Plan Year, but who is not employed on the last Adjustment Date of the Plan Year due to his retirement on or after his Normal Retirement Date, death or Permanent Disability. The allocation shall be made in the proportion that each




                                       27


                  such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

                  (C) FORFEITURES. Forfeitures of Basic Contributions, Matching Contributions and ESOP Contributions shall be allocated first to restore previously forfeited Account balances, if any, in accordance with Section 5.3(c). Any remaining Forfeitures shall be allocated to Participants' Accounts, with Matching Contribution Forfeitures being first used to reduce the Matching Contributions pursuant to Section 3.2(c) and allocated in accordance with subparagraph (a)(ii), Basic Contribution Forfeitures allocated in accordance with subparagraph
         (a)(iii), and ESOP Contribution Forfeitures allocated in accordance with subparagraph (b), of this Section 4.2.

         4.3 INELIGIBILITY TO RECEIVE ALLOCATIONS OF COMPANY STOCK.

                  (a) If the Trust acquires Company Stock in a sale to which Code Section 1042 applies, no portion of the Company Stock acquired by the Trust in the sale, earnings attributable to such Company Stock, or assets of the Trust attributable to or allocable in lieu of such Company Stock, may be allocated directly or indirectly to the ESOP Contributions Account (or any other Account) of any of the following persons:

                           (i) During the non-allocation period described in
                  subparagraph (b), the person who made the election under Code
                  Section 1042;

                           (ii) During the non-allocation period described in
                  subparagraph (b), any person who is related to the person described in item (i) (within the meaning of Code Sections 267(b) and 409(n)(3)); or

                           (iii) Any person who owns (after application of Code
                  Section 318(a)) more than 25% of any class of outstanding stock of the Company or a Related Company or more than 25% of the total value of outstanding stock of the Company or a Related Company.

                  (b) In applying the non-allocation rules described in subparagraph (a), the "non-allocation" period is the period beginning on the date of the sale of Company Stock to which Code Section 1042 applies and ending on the later of (i) the date which is ten years after the date of such sale, or (ii) the date of the Plan allocation attributable to the final payment of any acquisition indebtedness incurred in connection with the sale.

         4.4 ALLOCATION OF EARNINGS.

                  (a) As of each Adjustment Date, the Trustee shall determine and advise the Committee of the amount of any increase (or decrease) in the value of the Trust Fund (disregarding the value of Company Stock and dividends paid on Company Stock) since the last Adjustment Date. The Committee shall allocate among the Accounts any such increase (or decrease) in such value on the basis of the value of each Account on the preceding Adjustment Date, as adjusted below in the following order:




                                       28


                           First: Any withdrawals, distributions or Forfeitures
                  made from or with respect to each Participant's Accounts during the period since the last Adjustment Date shall be deducted from such Accounts.


                           Second: One-half of the Salary Reduction
                  Contributions made by or on behalf of each Participant pursuant to Section 3.2(b) during the period since the last Adjustment Date shall be added to each such Participant's Accounts.


         Any increase (or decrease) in the fair market value of the Trust Fund shall be allocated and credited to the appropriate Accounts on the basis of the ratio that each Account balance, as adjusted, bears to the total of all Account balances, as adjusted. The Committee shall adopt such additional procedures as may be necessary or desirable to ensure proper and equitable allocations of any increases (or decreases) in the fair market value of the Trust Fund between Adjustment Dates.

                  (b) As of each Adjustment Date, the Trustee shall adjust the Suspense Account and each Participant's Account credited with Company Stock to reflect any increase (or decrease) in the value of, and any dividends paid on, such Company Stock since the last Adjustment Date. Any Company Stock received by the Trustee as a result of a stock split or stock dividend or as a result of a reorganization or other recapitalization of the Company or a Related Company shall be allocated among Participants' Accounts credited with Company Stock and the Suspense Account by applying the applicable stock split or stock dividend factor to the number of shares in each Participant's Account and in the Suspense Account, respectively, on the record date for the stock split, stock dividend or recapitalization. Cash dividends paid on Company Stock allocated to the Suspense Account will be used to repay the loan for which such Company Stock has been pledged as collateral and shall be disregarded in the adjustment of Participants' Accounts under this subparagraph until such Company Stock is released from the Suspense Account. Cash dividends paid on Company Stock allocated to Participants' Accounts will, in the Administrator's sole discretion, either be distributed to the Participants no later than ninety (90) days after the close of the Plan Year in which such dividends are paid to the Trust or paid directly to such Participants. If the Administrator decides to distribute or pay cash dividends as described in the preceding sentence, the Participants may elect to have such dividends reinvested in Common Stock in lieu of receiving such distributions or payments thereof.

         4.5 SEGREGATED ACCOUNTS. Any account that has been segregated from the Trust Fund pursuant to Section 4.1(c) shall not share in the adjustments and allocations of Section 4.4. Each such segregated account shall be credited with the net income and increases and decreases in value attributable to that account only.

         4.6 ANNUAL ADDITIONS.

                  (a) Notwithstanding any other provision of this Plan, the total amount of the Annual Addition (defined below) that may be allocated to the Accounts of any Participant for any Limitation Year (defined below) shall not exceed the lesser of (i) $40,000 or (ii) 100% of the Participant's Section 415 Compensation. The amount




                                       29


         referred to in (i) above shall be adjusted from time to time to correspond to the amount prescribed by law under Code Section 415(c)(1)(A) or by the Secretary of the Treasury pursuant to Code
         Section 415(d), determined as of the last Adjustment Date of the relevant Limitation Year.

                  (b) For purposes of this Section, the "Limitation Year" is the Plan Year and the term "Employer" includes Related Companies. Except to the extent modified by subparagraph (c), "Annual Addition" means the total of (i) Basic Contributions, (ii) Salary Reduction Contributions,
         (iii) Matching Contributions, (iv) ESOP Contributions, and (v) Forfeitures, credited to the Participant's Accounts.

                  (c) If no more than one-third of the ESOP Contributions deductible under Code Section 404(a)(9) for a Plan Year are allocated to the Accounts of Highly Compensated Employees, then, notwithstanding the foregoing rules, Annual Additions will not include either:

                           (i) ESOP Contributions that are applied to the
                  payment of interest on an exempt loan used to acquire Company Stock; or

                           (ii) Forfeitures of Company Stock acquired with the
                  proceeds of such a loan.

                  (d) If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Salary Reduction Contributions that may be made with respect to any Participant under the limits of Code Section 415, or any other facts and circumstances to which Treasury Regulation 1.415-6(b)(6) shall be applied, the Annual Additions to a Participant's Account in any Limitation Year exceed the limitation of this Section 4.6, then the amounts in excess of the limitation, which would have been credited to the Participant's Account but for this Section, shall be administered as follows:

                           (i) First, any excess amounts allocable to Salary
                  Reduction Contributions (in association with the Matching Contributions associated with such Salary Reduction Contributions) shall be distributed (including earnings thereon) to the appropriate Participants;

                           (ii) Any excess amount remaining shall, as of the end
                  of the Plan Year to which the limitation applies, be reallocated among the Accounts of all Participants (other than Participants for whom such allocation would cause the limitation to be exceeded);

                           (iii) If no further allocation or reallocation of the
                  excess amount can be made for the Limitation Year without exceeding the limitation with respect to a Participant, then the remaining excess amount as finally determined shall be held unallocated in a separate suspense account and shall first be used to reduce Employer contributions for the next Limitation Year, and then shall be reallocated among the Accounts of Participants in the next Limitation Year (and succeeding Limitation Years, as necessary) before any contributions are made for that




                                       30


                  Limitation Year that would constitute Annual Additions. A suspense account described herein shall not be subject to adjustment for investment gains or losses.

         Any amounts reallocated to Participants' Accounts hereunder shall be allocated in the proportion that each Participant's Compensation for the relevant Limitation Year bears to the total Compensation of all Participants for such Limitation Year.

                  (e) If the Employer and Related Companies maintain more than one defined contribution plan qualified under Code Section 401, then this Section shall be applied in such a way that the total Annual Additions under all such plans shall not exceed the amount specified in subparagraph (a). If Annual Additions in excess of the limitations are allocated, the Committee shall instruct the Trustee to adjust the Annual Additions to this Plan before adjustments are made to any other defined contribution plan maintained by the Employer or a Related Company.

         4.7 ANTI-DISCRIMINATION TEST FOR SALARY REDUCTION CONTRIBUTIONS.

                  (a) Notwithstanding any other provision of this Plan, the Plan shall meet the anti-discrimination test of Code Section 401(k) (described in subparagraph (b) below) for each Plan Year. In order to ensure that the anti-discrimination test is met, one or both of the following steps may be taken:

                           (i) At any time during the Plan Year, the Committee
                  may limit the amount of Salary Reduction Contributions that may be made on behalf of Highly Compensated Employees.

                           (ii) The Committee may reduce the Salary Reduction
                  Contributions made for the Plan Year to the extent necessary to meet the requirements of Code Section 401(k) in the manner described in Section 4.9.

                  (b) The anti-discrimination requirements of Code Section 401(k) require that, in each Plan Year, one of the following tests must be met:

                           (i) The Actual Deferral Percentage (defined below) of
                  the eligible Highly Compensated Employees for the Plan Year is not more than the Actual Deferral Percentage of all other eligible Employees for the Plan Year multiplied by 1.25; or

                           (ii) The excess of the Actual Deferral Percentage of
                  the eligible Highly Compensated Employees for the Plan Year over that of the other eligible Employees for the Plan Year is not more than 2 percentage points, and the Actual Deferral Percentage of the eligible Highly Compensated Employees for the Plan Year is not more than 200% of the Actual Deferral Percentage of all other eligible Employees for the Plan Year. The provisions of Code Section 401(k)(3) and Treasury Regulation 1.401(k)-1(b) are incorporated herein by reference.

                  (c) Notwithstanding Section 4.7(b) above, for the 1998 Plan Year, the anti-discrimination requirements of Code Section 401(k) were satisfied using the Actual




                                       31


         Deferral Percentage of eligible Employees who were not Highly Compensated Employees for the preceding Plan Year, rather than the Actual Deferral Percentage for the Plan Year.

                  (d) The Actual Deferral Percentage for a group of Participants is the average of the ratios, calculated separately for each Participant in the group, of the amount of Salary Reduction Contributions that are credited under the Plan on behalf of each Participant for the Plan Year, to the Participant's Compensation for the Plan Year.

                  (e) If the Employer maintains more than one plan qualified under Code Section 401(a), and if the plans are aggregated for purposes of satisfying Code Section 401(a)(4) or 410(b)(1)(A) or (B), all qualified cash or deferred arrangements contained in such plans shall be aggregated for purposes of performing the anti-discrimination test for Salary Reduction Contributions. If a Highly Compensated Employee participates in more than one plan of the Employer, all elective deferrals made by the Highly Compensated Employee under all such plans shall be aggregated for purposes of performing the anti-discrimination test described in subparagraph (b).

         4.8 ANTI-DISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS.

                  (a) Notwithstanding any other provision of this Plan, the Plan shall meet the anti-discrimination test of Code Section 401(m) (described in subparagraph (b) below) for each Plan Year. In order to ensure that the anti-discrimination test is met, the Committee shall reduce the Matching Contributions for the Plan Year to the extent necessary to meet the requirements of Code Section 401(m) in the manner described in Section 4.9.

                  (b) The anti-discrimination requirements of Code Section 401(m) require that, in each Plan Year, one of the following tests must be met:

                           (i) The Contribution Percentage (defined below) of
                  the eligible Highly Compensated Employees for the Plan Year is not more than the Contribution Percentage of all other eligible Employees for the Plan Year multiplied by 1.25; or

                           (ii) The excess of the Contribution Percentage of the
                  eligible Highly Compensated Employees for the Plan Year over that of the other eligible Employees for the Plan Year is not more than 2 percentage points, and the Contribution Percentage of the eligible Highly Compensated Employees for the Plan Year is not more than 200% of the Contribution Percentage of all other eligible Employees for the Plan Year. The provisions of Code Section 401(m)(2) and Treasury Regulations 1.401(m)-1(a) and (b) are incorporated herein by reference.

                  (c) Notwithstanding Section 4.8(b) above, for the 1998 Plan Year, the anti-discrimination requirements of Code Section 401(m) were satisfied using the Contribution Percentage of eligible Employees who were not Highly Compensated





                                       32


         Employees for the preceding Plan Year, rather than the Contribution Percentage for the Plan Year.

                  (d) The Contribution Percentage for a group of Participants is the average of the ratios, calculated separately for each Participant in the group, of the amount of Matching Contributions that are credited under the Plan on behalf of each Participant for the Plan Year, to the Participant's Compensation for the Plan Year. The Committee may include Salary Reduction Contributions in determining the Contribution Percentage, if the Committee deems it appropriate.

                  (e) If the Employer maintains more than one plan qualified under Code Section 401(a), and if the plans are aggregated for purposes of satisfying Code Section 401(a)(4) or 410(b)(1)(A) or (B), all voluntary employee contributions and matching contributions made to such plans will be aggregated for purposes of performing the anti-discrimination test described in subparagraph (b). If a Highly Compensated Employee is eligible to participate in more than one plan maintained by the Employer, voluntary employee contributions and matching contributions made by or on behalf of the Highly Compensated Employee under all such plans shall be aggregated for purposes of performing the anti-discrimination test described in subparagraph (b).

         4.9 DISTRIBUTION OF EXCESS CONTRIBUTIONS.

                  (a) If, notwithstanding Section 3.2(b)(i)(B), a Participant's Salary Reduction Contributions exceed the $11,000 limit (for 2002, to be adjusted for future years pursuant to Code Section 402(g)(1) and
         (g)(4)) described in Section 3.2(b)(i)(B) for a calendar year, the amount of Salary Reduction Contributions in excess of the limit and income attributable to those contributions shall be distributed to the Participant by the first April 15 following the close of the calendar year in which the Salary Reduction Contributions were made.

                  (b) If Salary Reduction Contributions of Highly Compensated Employees are required to be reduced as a result of the anti-discrimination test described in Section 4.7, the excess Salary Reduction Contribution and income or losses attributable to those contributions shall be distributed to the Highly Compensated Employees within 2-1/2 months after the close of the Plan Year to which the Salary Reduction Contributions relate.

                  The distributions required to be made to Highly Compensated Employees to satisfy the anti-discrimination test described in Section
         4.7 shall be determined by allocating to the Highly Compensated Employees with the largest amounts of Salary Reduction Contributions for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Salary Reduction Contributions and continuing in descending order until all the excess Salary Reduction Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined before any such distribution.



                                       33


                  (c) If Matching Contributions of Highly Compensated Employees are required to be reduced as a result of the anti-discrimination test described in Section 4.8, the excess Matching Contributions and income or losses attributable to those contributions shall be distributed to the Highly Compensated Employees within 2-1/2 months after the close of the Plan Year to which the Matching Contributions relate.

                  The distributions required to be made to Highly Compensated Employees to satisfy the anti-discrimination test described in Section
         4.8 shall be determined by allocating to the Highly Compensated Employees with the largest amounts of Matching Contributions for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Matching Contributions and continuing in descending order until all the excess Matching Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined before any such distribution.

                  (d) For purposes of determining the amount of "income attributable" to excess contributions described in subparagraphs (a),
         (b) and (c) above, such amount shall include that portion of the gain (or loss) allocable to the Participant's Account to which the contributions were allocated for the Plan Year that bears the same ratio as the amount of excess contributions bears to the total balance of that Account.

                  (e) The distributions required under this Section may be made without the consent of the Participant or his spouse and may be made without regard to any Qualified Domestic Relations Order, as described in Section 8.7.

                  (f) The amount of excess contributions determined under
         Section 4.7 shall be reduced by Salary Reduction Contributions exceeding the $11,000 amount (for 2002, to be adjusted for future years pursuant to Code Section 402(g)(1) and (g)(4)), as provided in Section 3.2, which were previously distributed for the taxable year ending in the same Plan Year.

         4.10 CORRECTION OF ERROR. If an error is made in the adjustment of a Participant's Account, the error shall be corrected by the Committee, and any gain or loss resulting from the correction shall be credited to the income or charged against the expense of the Trust Fund for the Plan Year in which the correction is made. In no event shall the Accounts of other Participants be adjusted on account of the error.

         4.11 TRUST AS SINGLE FUND. The creation of separate Accounts for accounting and bookkeeping purposes shall not restrict the Trustee in operating the Trust as a single Fund. Allocations to the Accounts of Participants in accordance with this Article IV shall not vest any right or title to any part of the assets of the Fund in such Participants, except as provided in Article V.



                                       34


                                   ARTICLE V
                                    VESTING


         5.1 VESTING.

                  (a) Effective for Participants who perform an Hour of Service on or after January 1, 2002, a Participant shall become vested in his Basic Contributions Account, ESOP Contributions Account, Matching Contributions Account, Prior Plan Employer Contributions Account, and Prior Plan ESOP Contributions Account according to the following schedule:


                            Service               Vested Percentage
                            -------               -----------------
                       Less than 2 years                   0%
                            2 years                       20%
                            3 years                       40%
                            4 years                       60%
                            5 years                       80%
                        6 years or more                  100%

                  (b) If a Participant does not perform an Hour of Service on or after January 1, 2002, the Participant shall become vested in his Accounts described in subparagraph (a) according to the vesting schedule provided in the relevant Prior Plan in effect prior to January 1, 2002.

                  (c) Each Participant shall have a fully vested interest in his Salary Reduction Contributions Account and his Prior Plan Employee Contributions Account (including both deductible and non-deductible contributions).

                  (d) For any Plan Year in which the Plan is Top Heavy, a Participant will become vested in his Account according to the following schedule:


                            Service               Vested Percentage
                            -------               -----------------
                       Less than 2 years                   0%
                            2 years                       20%
                            3 years                       40%
                            4 years                       60%
                            5 years                       80%
                        6 years or more                  100%


         The vesting schedule described in this subparagraph (d) shall only apply to Participants who perform an Hour of Service on or after the first day of the Plan Year in which the Plan is Top Heavy. If the Plan becomes Top Heavy and then ceases to be Top Heavy, the vesting schedule of this subparagraph (d) shall continue to apply to all Participants who have then completed at least three (3) years of Service (whether or not consecutive) and




                                       35


         the vesting schedule provided in subparagraph (a) shall apply to all other Participants; provided, however, that no Participant's vested interest in his Account balance may be reduced as a result of such change in vesting.

                  (e) Notwithstanding any other provisions of this Plan, a Participant's Accounts derived from Employer contributions subject to the vesting requirements of Section 5.1 shall become fully vested on the first to occur of the following events, if the Participant is then an Employee:

                           (i) the Participant's attainment of age 65;

                           (ii) the Participant's death; or

                           (iii) the Participant's Permanent Disability.

         5.2 SERVICE RULES.

                  (a) If an Employee who is not an Ineligible Employee terminates employment before he has a vested interest in his Accounts, has a Period of Severance that equals or exceeds the greater of (i) five years or (ii) his Service before his termination of employment, and then is reemployed by the Employer, his Service performed before his termination of employment shall be disregarded in applying the applicable vesting schedule described in Section 5.1 to his post-reemployment Accounts. In all other cases, if an Employee who is not an Ineligible Employee terminates employment and then is reemployed by the Employer, all of his Service shall be counted for purposes of applying the applicable vesting schedule to his post-reemployment Accounts.

                  (b) If a Participant incurs a five-year Period of Severance, is reemployed by the Employer and again qualifies as a Participant, and has an Account balance attributable to his employment with the Employer prior to the five-year Period of Severance, the Participant's Service completed after his reemployment shall not increase his vested interest in his pre-reemployment Account balance. The Committee shall maintain records sufficient to determine a Participant's vested interest in his pre-reemployment Account balance.

         5.3 VESTED BENEFITS AND FORFEITURES.

                  (a) If a Participant terminates employment for any reason other than the Participant's retirement on or after his Normal Retirement Date, death, or Permanent Disability, the Committee shall determine the Participant's vested interest in his Account. The Participant's Account shall be valued as of the Adjustment Date coinciding with or immediately preceding the Participant's termination of employment (increased by Salary Reduction Contributions made since such Adjustment Date), and the vested portion of the Account shall be distributed in a cash-out distribution no later than the end of the second Plan Year following the Plan Year in which such termination occurred, which distribution shall be made in accordance with Article VI.



                                       36


                  (b) The treatment of the Account balance of a Participant described in subparagraph (a) shall be as follows:

                           (i) If the Participant receives a cash-out
                  distribution of his entire vested Account balance, the non-vested portion of his Account balance shall be forfeited in accordance with Section 1.22.

                           (ii) If the Participant does not receive a cash-out
                  distribution of his entire vested Account balance, both the vested and the non-vested portion of the Participant's Account shall continue to be invested in the Trust Fund and shall continue to share in the allocation of earnings and losses as provided in Section 4.4, but the non-vested portion shall be accounted for separately.

                  (c) If a Participant described in subparagraph (b)(i) is reemployed by the Employer before he has a five-year Period of Severance, the undistributed portion of the Participant's Account shall be restored in full, unadjusted by any gains or losses occurring subsequent to the Adjustment Date as of which his Account balance was valued immediately prior to the distribution he received upon his earlier termination of employment. The Participant shall not be required to repay the amount previously distributed to him. The source for such restoration shall first be any Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer shall contribute an amount that is sufficient to restore any such forfeited Accounts; provided, however, that if a discretionary Employer contribution is made for such Plan Year pursuant to Section 3.1 or
         Section 3.2, such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with
         Section 4.2.

                  (d) If a Participant described in subparagraph (b)(ii) is not reemployed before he has a five-year Period of Severance, the non-vested portion of his Account shall be forfeited as of the date on which the Participant has a five-year Period of Severance. If such Participant is reemployed before he has a five-year Period of Severance, the Participant's vested interest in his Accounts derived from Employer contributions subject to the vesting requirements of
         Section 5.1 at any later point in time (referred to below as the "date of the computation") shall be the amount ("X") determined by the following formula:


                            X = P (AB + (D x R)) - (D x R)


         The letters other than "X" shall have the following meanings:


                  P    =    his vested percentage determined under Section 5.1
                            as of the date of the computation.


                  AB   =    his Account balance derived from Employer
                            contributions (as described in (d) above) as of the date of the computation.


                  D    =    the amount of the Participant's vested Account
                            balance derived from Employer contributions (as described in (d) above) that was previously distributed to him.



                                       37


                  R    =    the ratio of his Account balance derived from
                            Employer contributions (as described in (d) above) as of the date of the computation to the Account balance immediately after the prior distribution.


         The foregoing formula shall be used to compute the Participant's vested interest until he becomes 100% vested in his Account.

                  (e) All amounts forfeited under the Plan shall be reallocated as of the last Adjustment Date of the Plan Year in which such amounts were forfeited, in accordance with Section 4.2. The amount of a Participant's Forfeiture shall be deducted first from amounts in the Participant's Account representing investments other than Company Stock before any amount is deducted from Company Stock held in his Account, and any amounts deducted from Company Stock shall be deducted first from any Company Stock that was not acquired with the proceeds of an exempt loan. All amounts forfeited under the Plan shall be reallocated as described in Section 4.2.


                  If forfeited amounts include life insurance policy cash values, the Trustee shall surrender such policies to the insurer for the cash value of the policy or offer the policy to the terminated Participant for an amount equal to the forfeited cash value. Any forfeited values resulting from such surrender by the Trustee or purchase by the Participant shall be allocated in the manner described in Section 4.2.






                                       38


                                   ARTICLE VI
                                    BENEFITS

         6.1 NORMAL RETIREMENT. A Participant may retire as of his Normal Retirement Date or as of the first day of any month following his Normal Retirement Date. The Participant's Account shall be valued as of the Adjustment Date coinciding with or immediately preceding the Participant's actual date of retirement (increased by Salary Reduction Contributions made since such Adjustment Date) and shall be distributed in accordance with Sections 6.6 and 6.7.

         6.2 DISABILITY RETIREMENT. A Participant who incurs a Permanent Disability may retire effective as of his Disability Retirement Date if he is then an Employee. The Participant's Account shall be valued as of the Adjustment Date coinciding with or immediately preceding the Participant's Disability Retirement Date, increased by Salary Reduction Contributions made since such Adjustment Date, and shall be distributed in accordance with Sections 6.6 and 6.7.

         6.3 TERMINATION OF EMPLOYMENT. A Participant who terminates employment with the Employer and all Related Companies for any reason other than death, retirement on or after his Normal Retirement Date, or a Permanent Disability shall be entitled to receive his vested interest in his Account, as provided in
Article V. His vested interest shall be distributed in accordance with Sections
6.6 and 6.7.

         6.4 DEATH BENEFITS. If a Participant or former Participant dies before his vested interest in his Account has been distributed, the Participant's vested interest in his Account will be paid to the Participant's Beneficiary in accordance with Section 6.7. The deceased Participant's Account shall be valued as of the Adjustment Date coinciding with or immediately preceding the Participant's death (increased by Salary Reduction Contributions made since such Adjustment Date) and shall be distributed in accordance with Sections 6.6 and 6.7.

         6.5 DESIGNATION OF BENEFICIARY. Subject to the rights of a surviving spouse as described herein, each Participant may from time to time designate a Beneficiary or Beneficiaries. Each Beneficiary designation (or revocation thereof) shall be in a form prescribed by the Committee and shall not be effective until filed with the Committee. Unless the conditions which follow for the designation of a Beneficiary other than the surviving spouse are satisfied, the Beneficiary of a Participant who is married on the date of the Participant's death shall be the Participant's surviving spouse, whether or not so designated on the form, and even if no such form is filed. Designation of a Beneficiary other than such Participant's surviving spouse for any portion of the benefits payable under the Plan shall be valid only if one of the following conditions is satisfied:

                  (a) the spouse consents thereto in writing, acknowledging the effect of such designation and the particular non-spouse Beneficiary;

                  (b) the spouse consents thereto in writing, acknowledging the effect of such designation, and the consent by the spouse expressly permits future changes of Beneficiary without further consent by the spouse and expressly acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes such right;



                                       39


                  (c) the Participant, although married at the time of the designation, is ultimately not survived by his spouse or, as of the Participant's date of death, is divorced from his spouse;

                  (d) it is established to the satisfaction of the Committee that there is no surviving spouse or the surviving spouse cannot be located; or

                  (e) as of the Participant's date of death, the Participant and spouse are legally separated or the Participant has been abandoned (within the meaning of local law), as evidenced by an order entered by a court of competent jurisdiction.

Spousal consent pursuant to (a) or (b) above must be witnessed by a Plan representative or a notary public, and shall be irrevocable. If the Participant is survived by a spouse other than the spouse who consented to designation of another as Beneficiary, the consent of the former spouse shall be ineffective. If, at the time of his death, the Participant has no surviving spouse or designated Beneficiary, the Participant's Beneficiary shall be the personal representative of the Participant's estate. A Participant's Beneficiary is bound by the terms of the Plan.

         6.6 COMMENCEMENT OF DISTRIBUTION.

                  (a) Subject to subparagraphs (b) and (c):

                           (i) A retired or deceased Participant's vested
                  Account balance shall be distributed as soon as practicable after the Participant's retirement or death and the Committee's receipt of a written election (as described in Section 6.7) from the Participant (or, in the case of a Participant's death, his Beneficiary), and

                           (ii) A terminated Participant's Account balance shall
                  be distributed as soon as practicable after the Participant's termination of employment and the Committee's receipt of a written election (as described in Section 6.7) from the Participant.

         The Participant's Account shall remain in the Trust Fund and shall share in earnings, allocations and adjustments under Section 4.4 until distributed in accordance with subparagraphs (i) and (ii) above.

                  (b) Distributions to Inactive Participants must commence not later than 60 days following the close of the Plan Year in which occurs the latest of:

                           (i) The date the Participant attains age 65,

                           (ii) The 10th anniversary of the date on which the
                  Participant first commenced participation in the Plan, or

                           (iii) The Participant's date of termination of
                  employment with the Employer and all Related Companies.



                                       40


                  (c) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Treasury Regulations thereunder (including Regulation Section 1.401(a)(9)-2), the provisions of which shall override any distribution options in the Plan inconsistent with Code Section 401(a)(9) and which are incorporated herein by reference:

                           (i) Effective for Plan Years beginning on or after
                  January 1, 1997, except as otherwise permitted by law, each Participant's vested interest in his Account must be distributed not later than the April 1 following the later of
                  (i) the calendar year in which the Participant reaches age 70-1/2 or (ii) the calendar year in which the Participant retires; provided, however, that a Participant who was born before July 1, 1932 and who remains in the employ of the Employer may elect to have his distributions begin not later than the April 1 following the calendar year in which the Participant reaches age 70-1/2. Notwithstanding the foregoing, each 5% Owner's vested interest in his Account must be distributed (or must begin to be distributed) not later than the April 1 following the calendar year in which the 5% Owner reaches age 70-1/2.

                           (ii) Distributions to a Participant and his
                  Beneficiaries shall be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Treasury Regulations thereunder.

                           (iii) With respect to distributions under the Plan
                  made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

         6.7 FORM OF BENEFIT.

                  (a) Benefits from the Plan will be paid in cash; provided that a Participant or Beneficiary who is entitled to receive a distribution from the ESOP Contributions Account or the Prior Plan ESOP Contributions Account, to the extent the Participant has not directed the investment in such Accounts from Company Stock to the investment funds authorized by the Committee as permitted in Section 9.6, shall receive his distribution in whole shares of Company Stock, with fractional shares paid in cash.

                  (b) Benefits from the Plan will be paid to a Participant or Beneficiary in a single, lump sum payment.

                  (c) Any distribution to a Participant who has a vested Account balance (not taking into account the Participant's Rollover Account, if any) that exceeds $5,000 (as adjusted from time to time by applicable legislative or regulatory changes) shall require




                                       41


         such Participant's consent if such distribution commences prior to his attainment of age 65. With regard to this required consent:

                           (i) The Participant must be informed of his right to
                  defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of the payment of his vested Account balance. However, any election to defer the receipt of a distribution shall not apply with respect to distributions that are required under Section 6.6(c);

                           (ii) Notice of the rights specified under this
                  subparagraph (d) shall be provided no less than thirty days and no more than 90 days before the first day on which all events have occurred that entitle the Participant to a distribution;

                           (iii) Written consent of the Participant to the
                  distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred that entitle the Participant to a distribution;

                           (iv) The distribution may commence less than thirty
                  days after the notice described above is given, provided that the Committee clearly informs the Participant that the Participant has a right to a period of at least thirty days after receiving the notice to consider the decision of whether or not to elect a distribution, which election shall be deemed a waiver of such thirty-day period, and the Participant, after receiving the notice, affirmatively elects a distribution; and

                           (v) No consent shall be valid if a significant
                  detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                  (d) If a Participant dies before his vested Account balance has been distributed or while receiving distributions of his benefits under Section 6.6(c), then his vested Account balance (or his remaining vested Account balance if he was receiving distributions of his benefits under Section 6.6(c)), if any, shall be distributed to his Beneficiary as soon as practicable after the Participant's death.

         6.8 LOCATION OF FORMER PARTICIPANTS. If an Inactive Participant who is entitled to a distribution cannot be located and the Committee has made reasonable efforts to locate the Inactive Participant, then the Inactive Participant's vested interest shall be forfeited. The Committee will be deemed to have made reasonable efforts to locate the Participant if the Committee is unable to locate the Inactive Participant (or, in the case of a deceased Inactive Participant, his Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Committee. The Inactive Participant's Account shall be forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the two successive mailings. If the Inactive Participant or Beneficiary makes a written claim for the vested interest after it has been forfeited, the Employer shall cause the vested interest to be reinstated. The source for such reinstatement shall be the same source provided for restoration of Forfeitures under Section 5.3(c).



                                       42


         6.9 BENEFITS TO MINORS AND INCOMPETENTS.

                  (a) If any person who is entitled to receive payment under the Plan is a minor, the Committee shall pay the amount in a lump sum either directly to the minor, to the guardian of the minor, or to a custodian selected by the Trustee under the appropriate Uniform Gifts to Minors Act.

                  (b) If a person who is entitled to receive payment under the Plan is physically or mentally incapable of receiving and giving a valid receipt for any payment due, unless a previous claim has been made by a duly qualified committee or other legal representative, the payment may be made to the person's spouse, son, daughter, parent, brother, sister, or other person deemed by the Committee to have incurred expense for the person otherwise entitled to payment.

         6.10 WITHDRAWALS.

                  (a) The Committee will permit a Participant to make a withdrawal from his Salary Reduction Contributions Account and Rollover Account if (i) the Participant has attained age 59-1/2 or (ii) the Participant has incurred financial hardship, as described below.

                  (b) The Participant will be considered to have incurred financial hardship if he has an immediate heavy financial need that cannot be fulfilled through other reasonably available financial resources of the Participant. The term immediate and heavy financial need shall include:

                           (i) Medical expenses described in Code Section 213(d)
                  either incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code
                  Section 152) or necessary for those persons to obtain medical care;

                           (ii) Purchase (excluding mortgage payments) of a
                  principal residence for the Participant;

                           (iii) Payment of tuition and related educational fees
                  for the next twelve-months of post-secondary education for the Participant or his spouse, children or dependents; and

                           (iv) The need to prevent the eviction of the
                  Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

         Unless it has actual knowledge to the contrary, the Committee may rely on the Participant's representation that the financial need cannot be relieved:

                           (i) Through reimbursement or compensation by
                  insurance or otherwise;




                                       43


                           (ii) By reasonable liquidation of the Participant's
                  assets, to the extent such liquidation would not itself increase the amount of the need;

                           (iii) By cessation of Salary Reduction Contributions
                  under the Plan;

                           (iv) By other distributions or non-taxable loans from
                  plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms, to the extent such amounts would not themselves increase the amount of the need.

         The determination of hardship shall be made by the Committee in a uniform and non-discriminatory manner in accordance with such standards as may be promulgated from time to time by the Internal Revenue Service.

                  (c) A Participant who wishes to make a withdrawal shall apply in writing to the Committee, on forms provided by the Committee. The Participant must furnish such information in support of his application as may be requested by the Committee. The Committee shall determine the amount, if any, of withdrawal that shall be made and, in the case of a hardship withdrawal, may direct distribution of as much of the Participant's Account as it deems necessary to alleviate or to help alleviate the hardship, including any amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. The distribution will be made as soon as possible after the hardship withdrawal is approved, based on the Account balance as of the preceding Adjustment Date. The Committee may not authorize a hardship withdrawal in excess of the amount deemed necessary to alleviate the hardship, as determined in accordance with subparagraph (e) of this Section 6.10.

                  (d) Effective for Plan Years beginning on or after January 1, 1989, a Participant may not withdraw from his Salary Reduction Contributions Account on account of financial hardship any funds in excess of the amount of Salary Reduction Contributions made to the Account. In addition, a Participant may not withdraw from his Salary Reduction Contributions Account on account of attaining age 59-1/2 any Salary Reduction Contributions made during the same Plan Year in which the Participant requests the withdrawal.

                  (e) A withdrawal shall be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if:

                           (i) The Participant first obtains all distributions,
                  other than hardship distributions, and all non-taxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

                           (ii) The Participant's Salary Reduction Contributions
                  under this Plan and elective contributions under all other plans maintained by the Employer are limited for the next taxable year to the applicable limit under Code Section 402(g) for that year minus the Participant's Salary Reduction Contributions or other elective contributions for the year of the hardship withdrawal; and



                                       44


                           (iii) The Participant is prohibited, under the terms
                  of the Plan or an otherwise legally enforceable agreement, from making Salary Reduction Contributions, other elective contributions and employee contributions to the Plan and all other plans maintained by the Employer for at least six months after receipt of the hardship withdrawal (12 months after the receipt of the hardship withdrawal for such a withdrawal made prior to January 1, 2002). For this purpose, the phrase "all other plans maintained by the Employer" means all qualified and non-qualified plans of deferred compensation maintained by the Employer.

         6.11 LOANS. A Participant (including an Inactive Participant who is a party-in-interest within the meaning of Section 3(14) of ERISA) may apply in writing to the Committee, on a form approved by the Committee, for a loan to be made to the Participant from the vested interest in his Basic Contributions Account, Matching Contributions Account, Salary Reduction Contributions Account, Prior Plan Employee Contributions Account, Prior Plan Employer Contributions Account and Rollover Account. No other loan may be made when any other such loan is outstanding. A loan may be made to a Participant subject to the following conditions:

                  (A) APPROVAL OF LOAN. A loan may not be made to a Participant unless the Committee or its designee approves the loan, acting according to uniform and nondiscriminatory standards. The Committee shall take into consideration the terms of any Qualified Domestic Relations Order (as described in Section 8.7) in determining whether to approve the loan.

                  (B) AMOUNT OF LOAN. A loan may only be made from a Participant's vested interest in his Basic Contributions Account, Matching Contributions Account, Salary Reduction Contributions Account, Prior Plan Employee Contributions Account, Prior Plan Employee Contributions Account and Rollover Account. The amount of loans outstanding to a Participant at any time, aggregated with the outstanding balance of all other loans to the Participant from all other "qualified employer plans" (as defined in Code Section 72(p)(4)) maintained by the Employer and Related Companies, shall not exceed the lesser of:

                           (i) $50,000; or

                           (ii) the greater of (x) one-half of the present value
                  of the Participant's vested Account balance under the Plan and any other qualified employer plans maintained by the Employer and Related Companies or (y) $10,000.

         For purposes of applying the foregoing limitations, a Participant's vested interest in his Accounts shall be determined as of the most recent Adjustment Date. In no event may the amount of the loan be less than $1,000. The note evidencing the loan will provide that the amount of interest due and unpaid shall be subject to the terms of the loan. Effective for loans made, renewed, modified, renegotiated or extended after December 31, 1986, the $50,000 limit referred to in subparagraph
         (i) shall be reduced by the excess (if any) of the highest outstanding balance of loans from the Plan and any other qualified employer plans maintained by the Employer and Related Companies




                                       45


         during the one-year period ending on the day before the date the loan is made, over the outstanding balance of loans from all such Plans on the date the loan is made.

                  (C) NONDISCRIMINATION. Loans shall be available to all Participants on a reasonably equivalent basis, provided that the Committee may make reasonable distinctions among prospective borrowers on the basis of credit-worthiness. Loans shall not be made available to Highly Compensated Employees in a greater percentage of their vested Account balances derived from Employer contributions subject to the vesting requirements of Section 5.1 than the percentage that is available to other Participants.

                  (D) SECURITY. A loan to a Participant shall be secured by a pledge of the Participant's Account in the Fund and by the pledge of such further collateral as the Committee, in its discretion, deems necessary or desirable to assure repayment of the loan. A pledge of a Participant's interest in the Fund to secure a loan made from the Fund shall not be subject to the requirements of Section 13.5.

                  (E) INTEREST RATE. Interest on a loan shall be charged at the prevailing rate in the community for a loan of the type being made.

                  (F) REPAYMENT. Repayment of a loan must be made within five years from the date of the loan, provided that if the loan proceeds are used to acquire a principal residence of the Participant, then the loan repayment term may exceed five years.

                  (G) DISTRIBUTIONS. If any amount is distributed from the Fund to a Participant or his Beneficiary while a loan to the Participant is outstanding, the Committee will direct that the distributed amount be applied to reduce the outstanding balance of the loan.

                  (H) LOAN AS A SEPARATE INVESTMENT OF THE PARTICIPANT'S ACCOUNT. A loan made to a Participant shall be considered a separate investment of the portion of the Participant's Account that is equal to the outstanding balance of the loan. The balance in the borrowing Participant's Account shall be reduced by the outstanding balance of the loan for purposes of allocating net income and increases and decreases in the value of Fund assets pursuant to Section 4.4. Interest paid on the loan shall be credited to the borrowing Participant's Account and shall not be considered earnings of the Fund for allocation purposes.

                  (I) DEFAULT. If an outstanding loan is not repaid as and when due, the principal of and interest on the loan shall be deducted from any Plan benefit that the Participant or his Beneficiary is entitled to receive; however, no such deduction shall be made before the Participant's Accounts could be distributed from the Plan in accordance with the Code.

                  (J) EXPENSES. All expenses incurred by the Committee and the Trustee in making, administering, and collecting a loan may be charged against the Account of the borrowing Participant. This may include a monthly maintenance fee in an amount determined from time to time by the Committee.



                                       46


                  (K) LEVEL AMORTIZATION. A loan must be amortized in level payments made not less frequently than quarterly over the term of the loan and shall be repaid by periodic payroll deductions.

         6.12 INSTALLMENT PAYMENT AND ANNUITY OPTIONS. Effective February 1, 2001, the installment payment option available to Participants under the Plan and the annuity options available to certain Participants who were formerly participants in the Lester Company Plan, the Caro Produce Plan, and the Milton's Plan were eliminated in accordance with Section 1.411(d)-4(e) of the Treasury Regulations. The installment payment and annuity provisions applicable to distributions from the Plan prior to February 1, 2001 are contained in the previous Plan document effective January 1, 2000.







                                       47


                                  ARTICLE VII
                          DISTRIBUTION IN COMPANY STOCK

         7.1 LEGENDS. The Committee shall direct the Trustee to cause shares of Company Stock that are distributed to bear a legend setting forth such representations as the Committee deems appropriate, which may include, without being limited to, representations, to the extent applicable, that (a) the shares have not been registered under federal or state securities law and (b) under the law, the transferability of the shares is restricted. In addition, the Company may, to the extent applicable, require the recipient of a distribution of Company Stock to sign a letter agreeing that the Company Stock received shall not be transferred except in compliance with federal and state securities law and making such other agreements and representations as the Committee deems appropriate.

         7.2 BASIS OF COMPANY STOCK. The basis of Company Stock held in the Trust Fund shall be determined as follows:

                  (a) The basis of Company Stock purchased by the Trustee shall be the actual cost of the Company Stock to the Trustee. The basis of all other Company Stock acquired by the Trustee (including Company Stock contributed by the Company to the Trust Fund) shall be the fair market value of the Company Stock on the date of the acquisition.

                  (b) Any shares of Company Stock that are held unallocated in a suspense account pursuant to Section 4.1 or 4.6 shall retain their original basis, without regard to when the shares are released and allocated to Participants' Accounts.

                  (c) As of the last Adjustment Date of each Plan Year, the basis of all Company Stock that is made available for allocation shall be calculated as of that date, as determined pursuant to subparagraphs
         (a) and (b).

                  (d) The basis of all Company Stock allocated to a Participant's Account for a Plan Year shall be averaged with the basis of all Company Stock previously allocated to the Participant's Account, and the resulting average, as adjusted annually, shall be the Participant's basis with respect to distributions of Company Stock from the Participant's Account.




                                       48


                                  ARTICLE VIII
                         ADMINISTRATION BY THE COMMITTEE

         8.1 APPOINTMENT OF THE COMMITTEE. The members of the Committee shall consist of one or more persons appointed from time to time by the Company to serve until their death, resignation or removal by the Company. A person shall not be ineligible to be a member of the Committee because he is or may be a Participant in the Plan. The Company from time to time may increase or decrease the number of members of the Committee. The Committee and each of its members shall be named fiduciaries with respect to the Plan, and shall be indemnified by the Employer against any and all liabilities incurred by reason of any action taken in good faith pursuant to the provisions of the Plan.

         8.2 POWERS OF THE COMMITTEE.

                  (a) The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions and shall have all power and authority (including absolute discretion with respect to the exercise of that power and authority) necessary, properly advisable, desirable or convenient for the performance of its duties. In performing its duties, the Committee shall have discretionary authority to grant or deny benefits under this Plan. The powers and duties of the Committee shall include, but not be limited to, the following:

                           (i) To construe and interpret the Plan, to decide all
                  questions of eligibility and to determine the amount, manner and time of payment of any benefits hereunder;

                           (ii) To prescribe procedures to be followed by
                  Employees in filing applications for benefits;

                           (iii) To make a determination as to the right of any
                  person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

                           (iv) To request and receive from the Employer and
                  from Employees such information as shall be necessary for the proper administration of the Plan, including but not limited to, such information as the Committee may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his death, retirement or termination of employment;

                           (v) To prepare and distribute, in such manner as it
                  determines to be appropriate, information explaining the Plan;

                           (vi) To furnish the Employer, upon request, with such
                  annual reports with respect to the administration of the Plan as are reasonable and appropriate;



                                       49


                           (vii) To direct the Trustee as to the method in which
                  and persons to whom Plan assets will be distributed; and

                           (viii) To receive and review reports on the financial
                  condition of the Trust Fund and statements of the receipts and disbursements of the Trust Fund from the Trustee; and

                           (ix) To direct the Trustee to invest Plan assets in
                  Company Stock.

                  The Committee shall not have the power to add to, subtract from or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirement for eligibility for the receipt of benefits under the Plan.

                  (b) The Committee may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan, and all rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. Any rule or decision by the Committee that is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and subject to judicial review only where it is shown by clear and convincing evidence that the Committee acted in a capricious and arbitrary manner. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by an Employer or anyone acting on behalf of an Employer.

                  (c) The Committee shall have the power to (i) establish a funding policy for the Trust Fund and (ii) receive and review reports on the financial condition of the Trust Fund and statements of the receipts and disbursements of the Trust Fund from the Trustee.

         8.3 OPERATION. The members of the Committee shall elect a Chairman. They shall also elect a Secretary who may, but need not, be a member of the Committee. The Committee shall have the power to (a) appoint from its membership such sub-committees with such powers as the Committee shall determine, (b) authorize one or more of its members or any agent to execute or deliver any instrument or to make any payment on behalf of the Committee, and (c) employ counsel and agents and such clerical and other services as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall be fully protected in relying on data, information or statistics furnished it by persons performing ministerial and limited discretionary functions as long as the Committee has had no reason to doubt the competence, integrity or responsibility of any such person.

         8.4 MEETINGS AND QUORUM. The Committee shall hold meetings upon such notice, at such places, and at such intervals as it may from time to time determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of those present at any such meeting. Action may be taken by the Committee without a meeting by a written consent signed by a majority of the members of the Committee.



                                       50


         8.5 COMPENSATION. The members of the Committee shall not be entitled to any compensation for their services with respect to the Plan, but the Committee members shall be entitled to reimbursement for any and all necessary expenses that each member may incur. The expenses shall be paid by the Employer or from the Trust Fund. Any such payments from the Trust Fund shall be deemed to be for the exclusive benefit of Participants.

         8.6 PAYMENT OF EXPENSES. All expenses of administration of the Plan and Trust may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Committee or Trustee, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan and Trust. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

         8.7 QUALIFIED DOMESTIC RELATIONS ORDERS.

                  (a) If the Trustee or the Committee receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Committee shall take the following steps:

                           (i) If benefits are in pay status, the Committee
                  shall direct the Trustee to hold and separately account for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).

                           (ii) The Committee shall promptly notify the named
                  Participant and any Alternate Payees of the receipt of the domestic relations order and of the Committee's procedures for determining if the order is a Qualified Domestic Relations Order.

                           (iii) The Committee shall determine whether the order
                  is a Qualified Domestic Relations Order under the provisions of Code Section 414(p).

                           (iv) The Committee shall notify the named Participant
                  and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

                  (b) If, within the 18 months beginning on the date the first payment would have been required to be made under the domestic relations order (the "18-Month Period"), the order is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

                  (c) If, within the 18-Month Period, (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Committee shall direct the Trustee to pay the Participant's benefits to the Participant or Beneficiary who would have been




                                       51


         entitled to such benefits if there had been no order, in accordance with the provisions of the Plan governing the distribution of such benefits.

                  (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.

                  (e) For the purposes of this Section, the following terms shall have the following definitions:

                           Alternate Payee: Any spouse, former spouse, child or
                  other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

                           Qualified Domestic Relations Order: Any domestic
                  relations order or judgment that meets the requirements set forth in Code Section 414(p).

                  (f) To the extent provided in Code Section 414(p), distributions may be paid pursuant to a Qualified Domestic Relations Order in any form in which benefits may be paid to the Participant (even though the Participant has not terminated employment) as if the Participant had retired on the date payment is to begin under the order. Such distribution to an Alternate Payee shall be paid as soon as administratively practicable or on another date before the Participant attains the "earliest retirement date" (as that term is defined in Section 414(p) of the Code) if the Qualified Domestic Relations Order so provides.

         8.8 ROLLOVERS AND TRUSTEE-TO-TRUSTEE TRANSFERS TO AND FROM THE PLAN.

                  (a) The Trustee may receive, with the consent of the Committee, the transfer of assets previously held under an "eligible retirement plan" as defined in Section 8.8(b) (except for an individual retirement account which is not a rollover individual retirement account) for the benefit of a person who is a Participant in this Plan. Assets may be received (i) directly from the trustee of such an "eligible retirement plan," provided such transferor plan is not a defined benefit plan or a money purchase pension plan, or (ii) as a rollover contribution from the plan or from a rollover individual retirement account. Any "eligible retirement plan" from which assets are received must be qualified under the applicable Code provision at the time of the transfer, and any rollover individual retirement account must be an individual retirement account within the meaning of Code Section 408 at the time of the rollover.

                  (b) The transferred assets shall be credited to the Participant's Rollover Account and held as a separate part of the Trust Fund on the books of the Trust for the benefit of the Participant. Such Account shall be credited with dividends and adjustments pursuant to
         Section 4.4. Payments of such Account shall be made on the same basis as payment of the Participant's Salary Reduction Contributions Account.

                  (c) The Committee and the Trustee shall be fully protected in relying on data, representations, or other information provided by the trustee or custodian of a qualified




                                       52


         plan or rollover individual retirement account for the purpose of determining that the requirements of subparagraph (a) have been satisfied.

                  (d) Notwithstanding any provision of the Plan to the contrary, a Participant shall be permitted to elect to have any "eligible rollover distribution" transferred directly to an "eligible retirement plan" specified by the Participant. The Plan provisions otherwise applicable to distributions continue to apply to this direct transfer option. The Participant shall, in the time and manner prescribed by the Committee, specify the amount to be directly transferred and the "eligible retirement plan" to receive the transfer. Any portion of a distribution which is not transferred shall be distributed to the Participant. For purposes of this subparagraph (d), the following terms shall have the following meanings:

                           (i) The term "eligible rollover distribution" means
                  any distribution other than a distribution of substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or joint life expectancies of the Participant and the designated Beneficiary), a distribution over a period certain of ten years or more, or, a hardship withdrawal as described in Section 6.10. Amounts required to be distributed under Code Section 401(a)(9) are not eligible rollover distributions. The direct transfer option described in subparagraph (d) above applies only to eligible rollover distributions which would otherwise be includible in gross income if not transferred.

                           (ii) The term "eligible retirement plan" means an
                  individual retirement account as described in Code Section 408(a), an individual retirement annuity as described in Code
                  Section 408(b), an annuity plan as described in Code Section 403(a), an annuity contract as described in Code Section 403(b), an eligible deferred compensation plan as described in Code Section 457(b) which is maintained by a governmental employer as described in Code Section 457(e)(1)(A), or a defined contribution plan as described in Code Section 401(a) which is exempt from tax under Code Section 501(a) and which accepts rollover distributions.

         The election described in subparagraph (d) also applies to the surviving spouse after the Participant's death. For purposes of subparagraph (d), a spouse or former spouse who is the Alternate Payee (as defined in Code Section 414(p)) under a Qualified Domestic Relations Order (as defined in Code Section 414(p)) will be treated as the Participant.






                                       53


                                   ARTICLE IX
                        DUTIES AND POWERS OF THE TRUSTEE

         9.1 GENERAL. The Trustee shall receive, hold, manage, convert, sell, exchange, invest, disburse and otherwise deal with such contributions as may from time to time be made to the Trust Fund and the income and profits therefrom, in the manner and for the uses and purposes of the Plan as provided in the Plan and in the Trust Agreement described in Section 9.2.

         9.2 TRUST AGREEMENT. The Company has entered into a trust agreement ("Trust Agreement") with the Trustee under which the Trustee will receive, invest and administer the Trust Fund. The Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons under the Plan are subject to the terms of the Trust Agreement. The Trust Agreement provides for the investment and reinvestment of the Trust Fund, the management of the Trust Fund, the responsibilities and immunities of the Trustee, the removal of the Trustee and appointment of a successor, the accounting by the Trustee, and the disbursement of the Trust Fund.

         9.3 LIMITATION OF LIABILITY. The Trustee shall hold in trust and administer the Trust Fund subject to all the terms and conditions of this Plan and of the Trust Agreement described in Section 9.2. The Trustee shall not be responsible for the administration of the Plan unless employed by the Company to serve in such capacity. The Trustee's responsibility shall be limited to holding, investing and reinvesting the assets of the Trust Fund from time to time in its possession or under its control as Trustee and to disbursing funds as shall be directed by the Committee. The Trustee shall not be responsible for the correctness of any payment or disbursement or action if made in accordance with the instructions of the Committee.

         9.4 POWER OF TRUSTEE TO CARRY OUT THE PLAN. If, at any time, the Company or the Committee shall be incapable, for any reason, of giving directions, instructions or authorizations to the Trustee, as herein provided, the Trustee may act, without such directions, instructions or authorizations, as it, in its discretion, shall deem appropriate and advisable under the circumstances for carrying out the provisions of the Plan.

         9.5 LIFE INSURANCE.

                  (a) Subject to Section 9.5(g), any Participant shall have the right to request the Trustee (on a form provided by the Committee and subject to the approval of the Committee) to invest a portion of his Basic Contributions Account in any form or type of ordinary or term life insurance policy on the Participant's life. Any such policies shall be purchased upon application by the Trustee or the Participant to the insurer. The policies shall constitute separate investments of the Basic Contributions Account of the respective Participants, and all premiums shall be paid from the respective Accounts. The aggregate amount paid for the purchase of ordinary or term life insurance on a Participant's life must be less than 50% or 25%, respectively, of the total Basic Contributions and Forfeitures that have been allocated to the Participant's Basic Contributions Account. In the event a Participant elects to invest a portion of his Basic Contributions Account in the form of ordinary and term life insurance, the aggregate amount paid for the purchase of





                                       54


         such life insurance must be less than 50% of the total Basic Contributions and Forfeitures that have been allocated to the Participant's Basic Contributions Account.

                  (b) Upon issuance, each policy purchased under subparagraph
         (a) shall be owned by the Trustee and shall designate the Trustee to receive any proceeds payable on maturity as a death claim. Insofar as possible, the policies shall have common basic options, cash surrender values, premium due dates and other material features. The policies shall provide that an automatic premium loan or similar provision shall be effective in the event of nonpayment of a premium, if such a provision is available under the terms of the policy. At the Participant's retirement, the policy shall be used to provide increased amounts of retirement benefits to the Participant pursuant to the Plan, or shall be transferred to the Participant.

                  (c) At issuance, each policy purchased under subparagraph (a) shall contain a provision that the owner may not change the ownership of the policy; nor may the policy be sold, assigned, or pledged as collateral for an exempt loan or as security for the performance of an obligation or for any other purpose to any person other than the insurer unless the owner is the trustee of an Employees' trust qualified under Code Sections 401 and 501; provided, however, the Committee may authorize the Trustee to transfer the policy (or policies) held by the Trustee on the life of the Participant in exchange for its cash surrender value.

                  (d) Any death benefit payable under a policy held on behalf of a Participant shall be paid to the Participant's Beneficiary. The death benefit may be paid directly by the insurer to the Beneficiary in a lump sum, used to provide increased amounts of death benefits to the Beneficiary pursuant to the Plan, or paid under the settlement option elected by the Participant (or the Trustee, in the absence of an election by the Participant) pursuant to the Plan.

                  (e) The Trustee shall have the power to invest in life insurance policies on the lives of Key Employees of the Employer, at the direction of the Employer. The policies shall be payable upon death to the Trust as beneficiary. The policies shall be vested exclusively in the Trustee for the benefit of the Trust. Death proceeds under the policy shall be allocated in the same manner as Basic Contributions as provided in Section 4.2(a).

                  (f) The insurer with respect to any policy issued pursuant to this Section 9.5 shall not be a party to this Plan. In the event the terms of any policy conflict with the provisions of the Plan, the provisions of the Plan shall prevail.

                  (g) Notwithstanding any other provision of this Plan, a Participant may not make an election under Section 9.5(a), or elect to increase the amount of life insurance previously elected, on or after June 1, 1988. Any Plan assets invested in life insurance as of June 1, 1988 shall remain invested in life insurance pursuant to Sections 9.5(a) through (e), unless such life insurance is canceled at the request of the Participant or the policy (or policies) is (are) transferred to the Participant.



                                       55


         9.6 DIRECTED INVESTMENTS.

                  (A) GENERAL RULES. To the extent and in the manner permitted by the Committee, each Participant shall have the right to direct the investment of any or all of his Basic Contributions Account, Salary Reduction Contributions Account, Matching Contributions Account, Prior Plan Employee Contributions Account, Prior Plan Employer Contributions Account and Rollover Account and, effective July 1, 2002, his ESOP Contributions Account and Prior Plan ESOP Contributions Account (collectively, "Directed Investment Accounts") among the investment funds authorized by the Committee, as follows:

                           (i) Each Participant may file a written investment
                  direction (or such other form of investment direction as the Committee may from time to time prescribe) with the Committee that specifies the investment funds (as described in subparagraph (c)) in which his Directed Investment Accounts are to be invested.

                           (ii) The Committee shall prescribe dates as of which
                  investment directions shall be effective and time periods within which investment directions must be filed with the Committee, or, if designated by the Committee, the Trustee or other entity responsible for implementing such directions; provided, however, that, with respect to each investment fund (as described in subparagraph (c)), such dates and time periods shall permit Participants to give investment directions no less frequently than once within any three-month period. An investment direction shall continue to apply until a subsequent direction is given in accordance with procedures established by the Committee.

                           (iii) The Committee shall establish procedures for
                  forwarding investment directions to the Trustee (or to such third party as the Committee and the Trustee shall designate) in order to implement the Participants' directions.

         Notwithstanding any provision in this Section 9.6 to the contrary, the Committee may, in its sole discretion and in a nondiscriminatory manner, limit or terminate Participants' rights to divest their ESOP Contributions Accounts and Prior Plan ESOP Contributions Accounts of Company Stock and direct the investment of such Accounts among the investment funds authorized by the Committee.

                  (B) ELECTION OF PARTICIPANTS. The Committee may permit all Participants in the Plan to direct the investment of their Directed Investment Accounts, as provided in this Section 9.6, or may permit only a particular classification of Participants to direct the investment of such Accounts, as provided in this Section 9.6. If the Committee permits only a particular classification of Participants to direct the investment of their Directed Investment Accounts, as provided in this Section 9.6, such classification of Participants must not discriminate in favor of Participants who are Highly Compensated Employees.

                  (C) INVESTMENT FUNDS. The Committee shall select investment funds in which Participants' Directed Investment Accounts may be invested. A Participant may direct that his Directed Investment Accounts be invested in one or more of the investment




                                       56


         funds authorized for investment by the Committee. The Committee may add to or reduce the number and type of investment funds that will be available for investment in any Plan Year; provided, however, that the Committee shall make available investment funds that are sufficient to provide the Participant with a reasonable opportunity to materially affect the potential return on the amounts in his individual Accounts with regard to which he is permitted to direct investments and the degree of risk to which such amounts are subject, and to choose from at least three investment funds each of which is diversified and has materially different risk and return characteristics. Such investment funds shall, in the aggregate, enable the Participant by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Participant, and each such investment fund shall, when combined with investments in the other investment funds, tend to minimize through diversification the overall risk of a Participant's portfolio. The Committee may limit the percentage of a Participant's Directed Investment Accounts that may be invested in any one of the funds; provided that no such limitation shall apply to an investment fund necessary to satisfy the requirement that a broad range of investments be provided as described above. The Committee may establish rules relating to the investment of Accounts in the funds.

                  (D) ACCOUNTS NOT DIRECTED. If a Participant fails to designate the funds in which his Directed Investment Accounts are to be invested, the Participant's Directed Investment Accounts shall be invested in the manner directed by the Committee.

                  (E) DEPARTMENT OF LABOR REGULATIONS. Directed investment of a Participant's Accounts hereunder shall comply with Section 2550.404c-1 of the Department of Labor Regulations, which are incorporated herein by this reference.

         9.7 INVESTMENT DIVERSIFICATION OF ESOP ACCOUNTS. Effective July 1, 2002, this Section 9.7 shall apply only if the Committee, as provided in Section 9.6, determines that a Participant may no longer direct the investment of his ESOP Contributions Account and Prior Plan ESOP Contributions Account.

                  (a) A Participant (including any Inactive Participant) shall become a Qualified Participant for purposes of this Section 9.7 on the date that such Participant has both (i) attained age 55 and (ii) completed at least 10 years of participation in the Plan; provided, however, that participation in a Prior Plan, prior to the merger of such Prior Plan into this Plan, shall be counted for purposes of determining whether a Participant is a Qualified Participant hereunder if Code Section 401(a)(28) (and the Treasury Regulations promulgated thereunder) require that such Prior Plan participation be so counted. During the periods described in subparagraph (b) below, each Qualified Participant shall have the right to make a diversification election with respect to a portion of the shares of Company Stock allocated to his ESOP Contributions Account and Prior Plan ESOP Contributions Account (collectively, ESOP Accounts"), as follows:

                           (i) Except as provided in subparagraph (ii) below
                  with respect to the Qualified Participant's last "election period," the portion of the Qualified Participant's ESOP Accounts subject to a diversification election during any "election period" is equal to twenty-five percent (25%) of the total number of




                                       57


                  shares of Company Stock contributed to the Plan or a Prior Plan after 1986 that have ever been allocated to the ESOP Accounts of the Qualified Participant up to the most recent allocation date, less the number of shares previously distributed, transferred, or diversified pursuant to a previous diversification election hereunder or under a Prior Plan.

                           (ii) In determining the portion subject to a
                  diversification election during the Qualified Participant's last "election period," the reference to 25% in subparagraph
                  (i) above shall be replaced with 50%.

         The Committee shall effectuate a Qualified Participant's diversification election in any "election period" within ninety (90) days after the end of such "election period" by either (i) providing to the Qualified Participant three investment options (other than Company Stock) or (ii) permitting the Qualified Participant to elect to receive an immediate distribution of the amount elected by the Qualified Participant under the diversification election.

                  (b) Each Qualified Participant (as described in subparagraph
         (a) above) may make a diversification election during any "election period" that occurs during the "qualified election period." An "election period" is the ninety (90) days following the end of each Plan Year in the "qualified election period." The "qualified election period" consists of the six (6) consecutive Plan Years beginning with the Plan Year during which the Participant became a Qualified Participant.

                  (c) This Section 9.7 will apply only if the aggregate fair market value of the Company Stock allocated to the Participant's ESOP Accounts is greater than $500. The fair market value shall be calculated as of the Adjustment Date immediately preceding the first day on which the Participant is eligible to make a diversification election.



                                       58


                                   ARTICLE X
                            AMENDMENT AND TERMINATION

         10.1 AMENDMENT. This Plan shall be irrevocable and binding as to all contributions made by an Employer to the Trust, but this Plan may be amended from time to time by the Company through action of its Board of Directors or a duly authorized officer of the Company. No amendment shall be made to the Plan that (a) would have the effect of diverting any of the Trust from Participants or their Beneficiaries as provided in the Plan, (b) would prevent the allowance as a deduction for federal income tax purposes, and particularly under Code
Section 404, of any contribution made by an Employer to the Trust, (c) would take the Plan and Trust out of the scope of Code Sections 401, 402 and 501(a),
(d) would increase the duties of the Trustee without its consent, (e) would decrease a Participant's vested interest in his Account in the Trust Fund, or
(f) would eliminate an optional form of benefit in violation of Code Section 411(d)(6).

         10.2 TERMINATION. This Plan may be terminated at any time by the Company. If the Plan is terminated, or if a partial termination occurs (through a complete discontinuance of contributions or otherwise), each affected Participant shall have a 100% vested interest in his Account, and his Account shall be paid to him (or to his Beneficiary, in the event of his death) in a lump sum as soon as is practicable after the termination.

         10.3 MERGER. In the event of a merger or consolidation of the Plan with, or a transfer of Plan assets or liabilities to, any other plan, each Participant shall be entitled to a benefit under such other plan immediately after the merger, consolidation, or transfer that is equal to or greater than his Account balance determined under this Plan immediately before the merger, consolidation or transfer.





                                       59


                                   ARTICLE XI
                                CLAIMS PROCEDURE

         11.1 RIGHT TO FILE CLAIM. Every Participant, former Participant, or Beneficiary of a Participant or former Participant shall be entitled to file with any member of the Committee a claim for benefits under the Plan. The claim is required to be in writing.

         11.2 DENIAL OF CLAIM. If the claim is denied by the Committee member, in whole or in part, the claimant shall be furnished, within 90 days after the claim is filed (or within 180 days after such filing if special circumstances require an extension of time), a written notice of denial of the claim containing the following:

                  (a) Specific reason or reasons for the denial,

                  (b) Specific reference to pertinent Plan provisions on which the denial is based,

                  (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and

                  (d) An explanation of the claims review procedure.

         11.3 CLAIMS REVIEW PROCEDURE.

                  (a) Review may be requested at any time within 60 days following the date the claimant received written notice of the denial of his claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to represent him. The Committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

                           (i) Permit the claimant to review any documents that
                  are pertinent to the claim;

                           (ii) Permit the claimant to submit to the Committee
                  issues and comments in writing; and

                           (iii) Afford the claimant an opportunity to meet with
                  a quorum of the Committee as a part of the review procedure.

                  (b) The decision on review by the Committee shall be in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the Committee determines that special circumstances require extension, provided the extension and the special circumstances occasioning it are communicated to the claimant within the original 60-day period. The decision on review shall include specific reasons for the decision and





                                       60


         specific references to the pertinent Plan provisions on which the decision of the Committee is based.











                                       61



                                  ARTICLE XII
                      ADOPTION OF PLAN BY RELATED COMPANIES
                             AND TRANSFERRED ASSETS

         12.1 ADOPTION OF THE PLAN. A Related Company may become an Employer (and thus a party to the Plan), with the approval of the Company, by adopting the Plan for its Employees. A Related Company that so becomes a party to the Plan (after adoption, an "Adopting Company") shall promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. Notwithstanding anything in the Plan to the contrary, a Related Company adopting the Plan may determine whether and to what extent periods of employment with the Related Company before the Related Company adopted the Plan shall be included as service under the Plan.

         12.2 WITHDRAWAL. A Related Company may withdraw from the Plan at any time by giving advance written notice of its intention to withdraw to the Company and to the Committee. Upon the receipt of such notice of a withdrawal, the Committee shall certify to the Trustee the equitable share representing interests of Participants employed by the Related Company in the Trust Fund, and the Trustee shall thereupon set aside from the Trust Fund such securities and other property as it shall, in its sole discretion, deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to the Related Company, the amount set aside shall be administered according to Section
10.2. If the Plan is not to be terminated with respect to the Related Company, the Trustee shall turn over the amount set aside to a trustee designated by the Related Company, and the securities and other property shall thereafter be held and invested as a separate trust of the Related Company.

         12.3 SALE OF EMPLOYER'S ASSETS. If all or any portion of Employer's assets are sold to another corporation that adopts a defined contribution plan as a continuation of this Plan, then the Committee shall certify to the Trustee the equitable share in the Trust Fund representing interests of Participants who become participants in the other plan immediately following the transfer. The Trustee shall transfer that share of the Trust Fund to the trustee of the other plan, to be held in accordance with the terms of the other plan.





                                       62


                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 INDEMNIFICATION. The Employer shall indemnify the Administrator (including each Committee member) and each other Employee who is involved in the administration of the Plan against all costs, expenses and liabilities, including attorneys' fees, incurred in connection with any action, suit or proceeding instituted against any such person alleging any act of omission or commission performed while acting in good faith in discharging his duties with respect to the Plan. Promptly after receipt by an indemnified party of notice of the commencement of any such action, the indemnified party shall notify the Employer of the action. The Employer shall be entitled to participate at its own expense in the defense or to assume the defense of any such action brought against any indemnified party. If the Employer elects to assume the defense of any such suit, the defense shall be conducted by counsel chosen by the Employer, and the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

         13.2 EXCLUSIVE BENEFIT RULE. This Plan shall be administered for the exclusive benefit of the Employees of an Employer and for the purpose of payment to Participants and Beneficiaries out of the income and principal of the Trust Fund of the benefits provided under the Plan. Except as otherwise provided in the Plan, no part of the income or principal of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, as provided in the Plan.

         13.3 NO RIGHT TO THE FUND. No person shall have any interest in, or right to, any part of the assets of the Trust Fund or any rights under the Plan, except to the extent expressly provided in the Plan.

         13.4 RIGHTS OF EMPLOYER. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any other person for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

         13.5 NON-ALIENATION OF BENEFITS. No amount payable to or held under the Plan for the account of any Participant, former Participant, or Beneficiary of a Participant or former Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No amount payable to or held under the Plan for the account of any Participant, former Participant, or Beneficiary may be in any manner liable for the debts, contracts, liabilities, engagements or torts of such Participant, former Participant, or Beneficiary, or be subject to any legal process, levy or attachment. The provisions of this Section shall not preclude distributions made by the Trustee in accordance with a Qualified Domestic Relations Order as provided in Section 8.6 of the Plan.

         13.6 CONSTRUCTION AND SEVERABILITY. Except as otherwise provided by federal law, the provisions of this Plan shall be construed and enforced according to Tennessee law, and all of the provisions of the Plan shall be administered in accordance with the laws of the State of




                                       63


Tennessee. For simplicity of expression, pronouns and other terms are sometimes expressed in a particular number and gender; however, where appropriate to the context, such terms shall be deemed to include each of the other numbers and the other gender. Each provision of this Plan shall be considered to be severable from all other provisions so that if any provision or any part of a provision shall be declared void, then the remaining provisions of the Plan that are not declared void shall continue to be effective.

         13.7 DELEGATION OF AUTHORITY. Whenever an Employer, under the terms of this Plan, is permitted or required to do or perform any act, the act may be done or performed by any officer of the Employer, and such officer shall be presumed to be duly authorized by the Board of Directors of such Employer.

         13.8 REQUEST FOR TAX RULING. This Plan is based upon the condition precedent that it shall meet the requirements of the Code with respect to qualified employees' trusts so as to permit the Employer to deduct for federal income tax purposes the amounts of its contributions and so that its contributions will not be taxable to the Participants as income in the year in which the contributions are made. The Employer shall apply for a determination by the Internal Revenue Service that this Plan is so qualified, which application shall be made by the time prescribed in Section 3.5(b) of the Plan. If the Internal Revenue Service rules that this Plan is not so qualified, then the then current value of all contributions made by the Employer before the initial determination as to qualification shall be returned to the Employer within one year of the denial of qualification, and this Plan shall be of no further force or effect.

         13.9 QUALIFIED MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Loan repayments will be suspended under this Plan as permitted under Code Section 414(u)(4).



         IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed as of the ____ day of _______________, 2002.



                                         PERFORMANCE FOOD GROUP COMPANY



                                         By:____________________________







                                       64



                             FIRST AMENDMENT TO THE
                         PERFORMANCE FOOD GROUP COMPANY
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
                                       AND
                            DOCUMENT OF MERGER OF THE
                             THOMS-PROESTLER COMPANY
                             RETIREMENT SAVINGS PLAN



         WHEREAS, Performance Food Group Company (the "Company") maintains the Performance Food Group Company Employee Savings and Stock Ownership Plan, as amended and restated effective as of January 1, 2002 (the "Plan"); and

         WHEREAS, Thoms-Proestler Company ("TPC") became a wholly owned subsidiary of the Company on July 26, 2002; and

         WHEREAS, TPC maintains the Thoms-Proestler Company Retirement Savings Plan (the "TPC Plan") for the benefit of its union and non-union employees; and

         WHEREAS, the Company and TPC desire that the non-union employees of TPC on July 26, 2002 be given credit for service with TPC for purposes of eligibility and vesting under the Plan and that such employees who have completed 60 days of service with TPC as defined under the Plan begin participation in the Plan, and cease participation in the TPC Plan, effective as of November 1, 2002 or as soon thereafter as is administratively practicable; and

         WHEREAS, TPC desires to adopt the Plan for the benefit of its non-union employees, effective as of November 1, 2002, and to spin-off and merge the portion of the TPC Plan attributable to its non-union employees (the "TPC Spin-off Plan") into the Plan, effective as of January 1, 2003; and







         WHEREAS, the Company desires to merge the TPC Spin-off Plan into the Plan, effective as of January 1, 2003; and

         WHEREAS, the Company desires to amend the Plan to effectuate the merger of the TPC Spin-off Plan into the Plan, to give such service credit, and to permit such participation; and

         WHEREAS, each participant in the TPC Spin-off Plan shall be entitled to a benefit under the Plan immediately after the merger of the TPC Spin-off Plan into the Plan equal to or greater than his or her account balance under the TPC Spin-off Plan.

         NOW, THEREFORE, the TPC Spin-off Plan is hereby merged into the Plan, as an amendment, restatement and continuation of the TPC Spin-off Plan, and the Plan is hereby amended, subject to the adoption of the Plan and the approval of the merger of the TPC Spin-off Plan into the Plan by TPC, effective as of January 1, 2003 (except as otherwise provided herein), as follows:

         1.       Section 1.14 is amended to provide as follows:

                  1.14 Effective Date: For the amended and restated Plan, January 1, 2002, except as otherwise provided herein. The original effective date of the salary reduction portion of the Plan, as part of the Pocahontas Plan (as defined in Section 1.36), was August 1, 1987, and the original effective date of the employee stock ownership portion of the Plan, as part of the 1988 Prior Plan (as defined in Section 1.36), was June 1, 1988. The original effective date of the Pocahontas Plan was August 1, 1987; the original effective date of the Caro Produce Plan (as defined in Section 1.36) was January 1, 1973; the original effective date of the Lester Company Plan (as defined in Section 1.36) was September 1, 1981; the original effective date of the Milton's Plan (as defined in Section 1.36) was May 1, 1987; the original effective date of the NorthCenter Plan (as defined in Section 1.36) was December 28, 1972; the original effective date of the AFI Plan (as defined in Section 1.36) was January 1, 1980; and the original effective date of the TPC Spin-off Plan (as defined in Section 1.36) was September 15, 1989.





         2.       Section 1.36 is amended to provide as follows:

                  1.36 Prior Plans: The Performance Food Group Company Employee Savings and Stock Ownership Plan (formerly known as the Pocahontas Food Group, Inc. Employee Savings and Stock Ownership Plan), as in effect immediately before the Effective Date of this Plan (the "1988 Prior Plan"); the Pocahontas Foods, USA, Inc. Profit Sharing Retirement Plan, as in effect immediately before June 1, 1988 (the "Pocahontas Plan"); the Caro Produce & Institutional Foods, Inc. Retirement Plan, as in effect immediately before June 2, 1988 (the "Caro Produce Plan"); the Kenneth O. Lester Company, Inc. Profit Sharing Plan, as in effect immediately before July 6, 1988 (the "Lester Company Plan"); the Hale Brothers, Inc. Profit Sharing Plan (the "Hale Brothers Plan") as in effect immediately before the merger of the Hale Brothers Plan into the Plan; the Milton's Institutional Foods, Inc. Profit Sharing Plan as in effect immediately before February 1, 1995 (the "Milton's Plan"); the NorthCenter Foodservice Corporation Profit Sharing Plan as in effect immediately before March 21, 1999 (the "NorthCenter Plan"); the AFI Food Service Distributors, Inc. Profit Sharing and Savings Plan (the "AFI Plan") as in effect immediately before August 4, 1999; and the portion of the Thoms-Proestler Company Retirement Savings Plan attributable to its non-union employees (the "TPC Spin-off Plan") as in effect immediately before January 1, 2003.


         3.       Section 1.41 is amended to redesignate subparagraphs (x) and
(y) as subparagraphs (y) and (z), respectively, and to add a new subparagraph
(x) to provide as follows:

                  (x) Effective as of July 26, 2002, Service shall include credited service with Thoms-Proestler Company for employees of Thoms-Proestler Company on July 26, 2002, subject to the service rules of Section 5.2.


         4. Section 2.1 is amended to redesignate subparagraph (v) as subparagraph (w) and to add a new subparagraph (v) to provide as follows:

                  (v) Notwithstanding subparagraphs (a) and (b), individuals who, on July 26, 2002 were employees of Thoms-Proestler Company, and who, on November 1, 2002, have satisfied the service eligibility requirements of subparagraph (b), are Employees and are not Ineligible Employees shall become Participants in the Plan on November 1, 2002 or as soon thereafter as is administratively practicable.


         5. In all respects not amended, the Plan is hereby ratified and confirmed.






         IN WITNESS WHEREOF, the Company has caused this document to be executed on this ____ day of November, 2002.

                                           PERFORMANCE FOOD GROUP COMPANY



                                           By: ___________________________





                             SECOND AMENDMENT TO THE
                         PERFORMANCE FOOD GROUP COMPANY
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN



         WHEREAS, Performance Food Group Company (the "Company") maintains the Performance Food Group Company Employee Savings and Stock Ownership Plan, as amended and restated effective as of January 1, 2002 (the "Plan"); and

         WHEREAS, the Plan was most recently amended to merge the portion of the Thoms-Proestler Company Retirement Savings Plan attributable to non-union participants into the Plan, effective as of January 1, 2003; and

         WHEREAS, the Company desires to enhance the benefits provided Participants under the Plan and make other changes to the Plan, including (i) permitting a Participant to invest up to twenty-five percent (25%) of his or her Salary Reduction Contributions, Matching Contributions, Basic Contributions and Rollover Contributions and up to twenty-five percent (25%) of his or her Salary Reduction Contributions Account, Matching Contributions Account, Basic Contributions Account, Prior Plan Employee Contributions Account, Prior Plan Employer Contributions Account and Rollover Account in Company Stock, (ii) increasing the Matching Contributions made by the Company on the first one percent (1%) of Compensation a Participant defers under the Plan from one dollar fifty cents ($1.50) for each one dollar ($1.00) deferred to two dollars ($2.00) for each one dollar ($1.00) deferred, with such additional Matching Contributions to be made in Company Stock, (iii) providing that, except for a Participant's ESOP Contributions Account and Prior Plan ESOP Contributions Account, benefits distributed to such Participant shall be in the form of cash, regardless of whether the Participant has directed the investment of a portion of his or her non-ESOP contributions and Accounts into Company Stock, (iv) clarifying that a Participant must be fully vested in his or her ESOP Contributions Account and Prior Plan ESOP Contributions Account to direct the divestiture of the Company Stock held in such Accounts and the investment of such Accounts among the investment funds authorized by the Committee, as permitted under Section 9.6 of the Plan, (v) clarifying that the ESOP diversification rules under Section 9.7 of the Plan apply to an eligible Participant in addition to the diversification permitted under Section 9.6 of the Plan, and (vi) limiting the amount of Compensation that a Participant may elect to defer under the Plan to designated whole percentages (i.e., a Participant would no longer be able to make deferrals based on a flat dollar amount); and

         WHEREAS, the Company desires to amend the Plan to implement these enhancements and other changes to the Plan.

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 2003, as follows:

         1.       Section 3.2(b)(i) is amended to provide as follows:

         (B)      SALARY REDUCTION CONTRIBUTIONS.

                  (i) A Participant may elect to have Salary Reduction Contributions made on his behalf by entering into a salary reduction agreement with the Employer that employs the Participant, which agreement shall be in the form prescribed by the Committee. Under the agreement, such Employer will agree to reduce the Participant's Compensation during the portion of the Plan Year following the election by a designated whole percentage of Compensation and to contribute that designated percentage to the Plan for the benefit of the Participant. The designated whole percentage may be from 1% to 50% of the Compensation that is otherwise payable to the Participant during the Plan Year, provided that:





                           (A) At any time during the Plan Year, the Committee
                  may limit the percentage of Compensation that may be contributed for the benefit of Highly Compensated Employees,

                           (B) The maximum amount of Salary Reduction
                  Contributions that may be made on behalf of any Participant during a calendar year, together with elective deferrals under any other qualified plan maintained by the Employer or a Related Company, may not exceed $11,000 (for 2002, to be adjusted for future years pursuant to Code Section 402(g)(1) and (g)(4)), and

                           (C) Effective July 1, 2002, a Participant may elect
                  that Salary Reduction Contributions not be made from any bonuses paid to him by the Employer.


         2.       Section 6.7(a) is amended to provide as follows:

         6.7      FORM OF BENEFIT.

                  (a) Benefits from the Plan, including amounts invested in Company Stock, will be paid in cash; provided, however, that a Participant or Beneficiary who is entitled to receive a distribution from the ESOP Contributions Account or the Prior Plan ESOP Contributions Account, to the extent the Participant has not directed the investment in such Accounts from Company Stock to other investment funds authorized by the Committee as permitted in Sections 9.6 and
         Section 9.7, shall receive his distribution in whole shares of Company Stock, with fractional shares paid in cash.


         3.       Section 9.6(a) is amended to provide as follows:

         9.6      DIRECTED INVESTMENTS.

                  (A) GENERAL RULES. To the extent and in the manner permitted by the Committee, each Participant shall have the right to direct the investment of any or all of his Basic Contributions Account, Salary Reduction Contributions Account, Matching Contributions Account, Prior Plan Employee Contributions Account, Prior Plan Employer Contributions Account and Rollover Account and each Participant who is fully vested in his Accounts shall have the right to direct the investment of any and all of his ESOP Contributions Account and Prior Plan ESOP Contributions Account (collectively, "Directed Investment Accounts") among the investment funds (including one or more Company Stock funds, if permitted by the Committee) authorized by the Committee, as follows:

                           (i) Each Participant may file a written investment
                  direction (or such other form of investment direction as the Committee may from time to time prescribe) with the Committee that specifies the investment funds (as described in subparagraph (c)) in which his Directed Investment Accounts are to be invested.

                           (ii) The Committee shall prescribe dates as of which
                  investment directions shall be effective and time periods within which investment directions must be filed with the Committee, or, if designated by the Committee, the Trustee or other entity responsible for implementing such directions; provided, however, that, with respect to each investment fund (as described in subparagraph (c)), such dates and time periods shall permit Participants to give investment directions no less frequently than once within any three-month period. An investment direction shall continue to apply until a subsequent direction is given in accordance with procedures established by the Committee.

                           (iii) The Committee shall establish procedures for
                  forwarding investment directions to the Trustee (or to such third party as the Committee and the Trustee shall designate) in order to implement the Participants' directions.

         Notwithstanding any provision in this Section 9.6 to the contrary, the Committee may, in its sole discretion and in a nondiscriminatory manner, limit or terminate fully vested Participants' rights to divest their ESOP Contributions Accounts and Prior Plan ESOP Contributions Accounts of Company Stock and direct the investment of such Accounts among the investment funds authorized by the Committee.


         4.       Section 9.6(c) is amended to provide as follows:

                  (C) INVESTMENT FUNDS. The Committee shall select investment funds in which Participants' Directed Investment Accounts may be invested. The investment funds selected by the Committee may include one or more Company Stock funds. A Participant may direct that his Directed Investment Accounts be invested in one or more of the investment funds authorized for investment by the Committee. The Committee may add to or reduce the number and type of investment funds that will be available for investment in any Plan Year; provided, however, that the Committee shall make available investment funds that are sufficient to provide the Participant with a reasonable opportunity to materially affect the potential return on the amounts in his individual Accounts with regard to which he is permitted to direct investments and the degree of risk to which such amounts are subject, and to choose from at least three investment funds each of which is diversified and has materially different risk and return characteristics. Such investment funds shall, in the aggregate, enable the Participant by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Participant, and each such investment fund shall, when combined with investments in the other investment funds, tend to minimize through diversification the overall risk of a Participant's portfolio. The Committee may limit the percentage of a Participant's Directed Investment Accounts that may be invested in any one of the funds, including any funds invested in Company Stock; provided that no such limitation shall apply to an investment fund necessary to satisfy the requirement that a broad range of investments be provided as described above. The Committee may establish rules relating to the investment of Accounts in the funds.


         5.       Section 9.7 is amended to provide as follows:

         9.7      INVESTMENT DIVERSIFICATION OF ESOP ACCOUNTS.

                  (a) A Participant (including any Inactive Participant) shall become a Qualified Participant for purposes of this Section 9.7 on the date that such Participant has both (i) attained age 55 and (ii) completed at least 10 years of participation in the Plan; provided, however, that participation in a Prior Plan, prior to the merger of such Prior Plan into this Plan, shall be counted for purposes of determining whether a Participant is a Qualified Participant hereunder if Code Section 401(a)(28) (and the Treasury Regulations promulgated thereunder) require that such Prior Plan participation be so counted. During the periods described in subparagraph (b) below, each Qualified Participant shall have the right to make a diversification election with respect to a portion of the shares of Company Stock allocated to his ESOP Contributions Account and Prior Plan ESOP Contributions Account (collectively, "ESOP Accounts"), as follows:

                           (i) Except as provided in subparagraph (ii) below
                  with respect to the Qualified Participant's last "election period," the portion of the Qualified Participant's ESOP Accounts subject to a diversification election during any "election period" is equal to twenty-five percent (25%) of the total number of shares of Company Stock contributed to the Plan or a Prior Plan after 1986 that have ever been allocated to the ESOP Accounts of the Qualified Participant up to the most recent allocation date, less the number of shares previously distributed, transferred, or diversified pursuant to a previous diversification election hereunder or under a Prior Plan.

                           (ii) In determining the portion subject to a
                  diversification election during the Qualified Participant's last "election period," the reference to 25% in subparagraph
                  (i) above shall be replaced with 50%.

         The Committee shall effectuate a Qualified Participant's diversification election in any "election period" within ninety (90) days after the end of such "election period" by either (i) providing to the Qualified Participant three investment options (other than Company Stock) or (ii) permitting the Qualified Participant to elect to receive an immediate distribution of the amount elected by the Qualified Participant under the diversification election.

                  (b) Each Qualified Participant (as described in subparagraph
         (a) above) may make a diversification election during any "election period" that occurs during the "qualified election period." An "election period" is the ninety (90) days following the end of each Plan Year in the "qualified election period." The "qualified election period"






         consists of the six (6) consecutive Plan Years beginning with the Plan Year during which the Participant became a Qualified Participant.

                  (c) This Section 9.7 will apply only if the aggregate fair market value of the Company Stock allocated to the Participant's ESOP Accounts is greater than $500. The fair market value shall be calculated as of the Adjustment Date immediately preceding the first day on which the Participant is eligible to make a diversification election.


         6. In all respects not amended, the Plan is hereby ratified and confirmed.


         IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Performance Food Group Company Employee Savings and Stock Ownership Plan to be executed on this ____ day of ____________, 2003.


                                        PERFORMANCE FOOD GROUP COMPANY



                                        By: ___________________________





                             THIRD AMENDMENT TO THE
                         PERFORMANCE FOOD GROUP COMPANY
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN


         WHEREAS, Performance Food Group Company (the "Company") maintains the Performance Food Group Company Employee Savings and Stock Ownership Plan, as amended and restated effective as of January 1, 2002 (the "Plan"); and

         WHEREAS, the Plan was most recently amended to enhance the benefits provided to Participants under the Plan and make other clarifying and technical changes to the Plan, effective as of January 1, 2003; and

         WHEREAS, the Company desires to amend the Plan to limit the allocation of ESOP Contribution Forfeitures to Participants eligible to receive allocations of such Forfeitures on December 31, 2003 and to provide that Basic Contribution Forfeitures remaining after the restoration of any previously forfeited Account balances be first used to reduce future Basic Contributions before any such Forfeitures are allocated to Participants' Accounts, effective for the Plan Year beginning January 1, 2004; and

         WHEREAS, the Company further desires to amend the Plan to modify the required minimum distribution provisions of the Plan in accordance with final Treasury Regulations promulgated under Section 401(a)(9) of the Internal Revenue Code, effective January 1, 2003.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 4.2(c) is amended, effective for the Plan Year beginning January 1, 2004, to provide as follows:





                  (C) FORFEITURES. Forfeitures of Basic Contributions, Matching Contributions and ESOP Contributions shall be allocated first to restore previously forfeited Account balances, if any, in accordance with Section 5.3(c). Any remaining Forfeitures shall be allocated to Participants' Accounts, with Matching Contribution Forfeitures being first used to reduce the Matching Contributions pursuant to Section 3.2(c) and allocated in accordance with subparagraph (a)(ii), Basic Contribution Forfeitures being first used to reduce Basic Contributions pursuant to Section 3.2(a) and allocated in accordance with subparagraph (a)(iii), and ESOP Contribution Forfeitures allocated to Participants eligible to receive allocations of such Forfeitures on December 31, 2003 in accordance with subparagraph (b) of this Section 4.2.


         2. Section 6.6(c)(iii) is amended, effective January 1, 2003, to provide as follows:

                  (iii) Distributions to a Participant who has attained age 70-1/2 and who is receiving minimum distributions pursuant to Section 6.6(c)(i) shall be made in accordance with Treasury Regulations under Code Section 401(a)(9). The Required Beginning Date for such a Participant was April 1 of the calendar year following the calendar year in which he attained age 70-1/2. The required minimum distribution for such Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.


                  The minimum amount which must be distributed for each Distribution Calendar Year is the lesser of:

                           (1) the quotient obtained by dividing the
                  Participant's Account balance as of December 31 of the calendar year immediately preceding the Distribution Calendar Year by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                           (2) if the Participant's sole designated Beneficiary
                  for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account balance as of December 31 of the calendar year immediately preceding the Distribution Calendar Year by the number in the Joint and Last Survivor Table set forth in
                  Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.


                  A Distribution Calendar Year is a calendar year for which a minimum distribution is required pursuant to this Section 6.6(c) and Code Section 401(a)(9). For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's







         Required Beginning Date and the last Distribution Calendar Year is the calendar year during which the Participant retires or dies prior to retirement.


         3. In all respects not amended, the Plan is hereby ratified and confirmed.


         IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Performance Food Group Company Employee Savings and Stock Ownership Plan to be executed on this ____ day of ____________, 2003.


                                        PERFORMANCE FOOD GROUP COMPANY



                                        By: ___________________________